UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Intrusion Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1101 East Arapaho Road
Richardson, Texas 75081
(972) 234-6400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 13, 2006

To the Stockholders of Intrusion Inc.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Meeting”) of Intrusion Inc. (the “Company”) will be held at the Radisson Hotel, Dallas North at Richardson, 1981 North Central Expressway, Richardson, Texas, at 10:00 A.M., Local Time, on Tuesday, June 13, 2006, for the following purposes:

(1)                                  To elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2)                                  To approve the issuance of a number of shares of the Company’s common stock sufficient to fully provide for the conversion or redemption of the Company’s Series 3 5% Convertible Preferred Stock and the exercise of warrants to purchase the Company’s common stock the Company sold in a private placement on December 2, 2005;

(3)                                  To approve the issuance of shares of the Company’s common stock upon the conversion or redemption of shares of the Company’s Series 3 5% Convertible Preferred Stock and warrants purchased by G. Ward Paxton, the Company’s Chairman, President and Chief Executive Officer, and James F. Gero, one of the Company’s directors, in the private placement;

(4)                                  To ratify the appointment of KBA Group LLP as independent auditors of the Company for the fiscal year ending December 31, 2006; and

(5)                                  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is April 20, 2006. A list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company.

All stockholders are cordially invited to attend the Meeting in person. Stockholders are urged, whether or not they plan to attend the Meeting, to complete, date and sign the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your Proxy vote, you may do so by voting in person at the Meeting.

By Order of the Board of Directors

G. WARD PAXTON
Chairman, President and Chief Executive Officer

Richardson, Texas

May 12, 2006

INTRUSION INC.
1101 East Arapaho Road
Richardson, Texas 75081

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
to be Held June 13, 2006

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy (the “Proxy”) is being solicited on behalf of the Board of Directors (the “Board”) of Intrusion Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Radisson Hotel, Dallas North at Richardson, 1981 North Central Expressway, Richardson, Texas, at 10:00 A.M., Local Time, on Tuesday, June 13, 2006, or at such other time and place to which the Meeting may be adjourned. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of record entitled to vote at the Meeting on or about May 12, 2006.

Execution and return of the enclosed Proxy will not affect a stockholder’s right to attend the Meeting and to vote in person. Any stockholder executing a Proxy retains the right to revoke it at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the Proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on April 20, 2006 are entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at the executive offices of the Company. On the April 20, 2006 record date, the Company had 7,046,213 outstanding shares of Common Stock, $0.01 par value (the “Common Stock”); 259,696 outstanding shares of 5% Convertible Preferred Stock, par value $0.01 per share (the “5% Preferred Stock”); 460,000 shares of Series 2 5% Convertible Preferred Stock, par value $0.01 per share (the “Series 2 5% Preferred Stock”); and 468,736 shares of Series 3 5% Convertible Preferred Stock, par value $0.01 per share (the “Series 3 5% Preferred Stock”). The holders of Series 2 and Series 3 5% Preferred Stock do not have voting rights other than as required by the Delaware General Corporation Law and with respect to certain limited actions described in Proposal Two. Therefore, the holders of the Series 2 and Series 3 5% Preferred Stock are not entitled to vote with respect to the proposals set forth in this Proxy Statement. In addition, under the rules of the Nasdaq Stock Market, brokers who hold stock in street name have the authority to vote on certain routine matters when they have not received instructions from beneficial owners.

QUORUM AND VOTING

The presence at the Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock is necessary to constitute a quorum. Holders of Common Stock are entitled to one vote for each share of Common Stock held on each matter to be voted on at the Meeting including the election of directors. Holders of 5% Preferred Stock are entitled to vote on an as-converted to Common Stock basis with any fractional votes being rounded to the nearest whole vote. As of the record date, each share of 5% Preferred Stock was convertible into 1.59 shares of Common Stock. As a result, each holder of Preferred Stock is entitled to 1.59 votes for each share of Preferred Stock held on each matter to be voted on at the Meeting, including the election of directors. However, the Company will exclude the vote of any holder of Common Stock or 5% Preferred Stock who participated in the private placement described in Proposal Two from the tabulation of votes cast in connection with Proposal Two because of these stockholders’ interest therein. As a result, the shares of Common Stock held by these stockholders or issuable upon the conversion of the 5% Preferred Stock held by these stockholders will not be counted for the purpose of determining whether approval of Proposal Two has been obtained, but will be counted for the purpose of determining the presence or absence of a quorum. In addition, the Company will exclude the vote of Mr. Paxton and Mr. Gero from the tabulation of votes cast in connection with Proposal Three because they are interested therein. Therefore, the shares of Common Stock held by Mr. Paxton and Mr. Gero or issuable upon the conversion of the shares of 5% Preferred Stock held by them will not be counted for the purposes of determining whether approval of Proposal Three has been obtained, but will be counted for the purpose of determining the presence or absence of a quorum.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

•                                          Proposal One. The five nominees receiving the greatest number of votes of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock present in person or represented by Proxy at the Meeting and entitled to vote shall be deemed elected even if they receive the affirmative vote of less than a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock entitled to be voted at the Meeting. Cumulative voting is prohibited in the election of directors, and Proxies cannot be voted for more than five nominees.

•                                          Proposal Two. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock entitled to vote at the Meeting, present in person or by Proxy and not excluded from such vote, is required for the approval of the issuance of a number of shares of Common Stock sufficient to fully provide for the conversion or redemption of the Company’s Series 3 5% Preferred Stock and the exercise of the warrants (the “Private Placement Warrants”) issued in the Company’s recent private placement.

•                                          Proposal Three. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock entitled to vote at the Meeting, present in person or by Proxy and not excluded from such vote, is required for the approval of the issuance of shares of Common Stock upon conversion or redemption of the shares of Series 3 5% Preferred Stock and the exercise of the Private Placement Warrants purchased by Mr. Paxton and Mr. Gero in the Company’s recent private placement.

•                                          Proposal Four. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock entitled to vote at the Meeting, present in person or by Proxy, is required for the ratification of the appointment of KBA Group LLP as independent auditors.

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The Board unanimously recommends a vote “FOR” each of the proposals set forth in this Proxy Statement. In addition, as a condition to the private placement, each of the Company’s officers and directors have agreed to vote any shares of Common Stock owned by them or issuable upon conversion of the 5% Preferred Stock owned by them in favor of Proposal Two to the extent their votes are not being excluded by the Company.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board for the ensuing year will consist of five directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying Proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board of Directors shall designate.

The following slate of five nominees has been nominated by the Board of Directors:

Name of Nominee	Age	Position(s)	Director Since

G. Ward Paxton	70	Chairman, President, Chief Executive Officer and Director	1983
T. Joe Head	49	Vice Chairman, Vice President and Director	1983
J. Fred Bucy, Jr. (1)(2)	77	Director	1993
James F. Gero (1)(2)	61	Director	2003
Donald M. Johnston (1)(2)	56	Director	1983

(1)                                  Member of the Compensation Committee.

(2)                                  Member of the Audit Committee.

G. Ward Paxton was named President and Chief Executive Officer of the Company on November 28, 2001. He is also co-founder of the Company and has served as Chairman of the Board since the Company’s inception in September 1983. Mr. Paxton also served as President and Chief Executive Officer of the Company from 1983 until June 2000 and served as Chief Financial Officer from 1983 until 1994. Prior to founding the Company, Mr. Paxton was Vice President of Honeywell Optoelectronics, a division of Honeywell, Inc., from 1978 to 1983. From 1969 to 1978, Mr. Paxton was Chairman of the Board, President, Chief Executive Officer and founder of Spectronics, Inc., which was acquired by Honeywell, Inc. in 1978. Prior to founding Spectronics, Inc., Mr. Paxton held various managerial and technical positions at Texas Instruments Incorporated from 1959 to 1969. Mr. Paxton holds Ph.D., M.S. and B.S. degrees in Physics from the University of Oklahoma.

T. Joe Head is co-founder of the Company and has served as a director since the Company’s inception in September 1983. Mr. Head was named Vice Chairman of the Board of Directors in June 2000 and was named Vice Chairman and Vice President on February 14, 2003. He also served as Senior Vice President from 1983 until 1998 and Executive Vice President from 1998 until June 2000. Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics from 1980 to 1983. Mr. Head holds a B.S. degree in Electrical Engineering from Texas A & M University.

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J. Fred Bucy, Jr. has served as a director of the Company since 1993. Mr. Bucy was employed in various technical and managerial capacities by Texas Instruments Incorporated from 1953 through his retirement in 1985. At the time of his retirement, Mr. Bucy was President, Chief Executive Officer and a director of Texas Instruments. Mr. Bucy was a Trustee of Southwest Research Institute. He was Chairman of the Texas National Research Laboratory Commission (re-appointed by George W. Bush in 1995) until 2001. Mr. Bucy was also a member of the Coordinating Board Advisory Committee on Research of the Texas College and University System and a former member of the Board of Regents of Texas Tech University and Texas Tech University Health Sciences Center from 1973 to 1991, including four years as its Chairman. Mr. Bucy has been accorded Distinguished Alumnus and Distinguished Engineer Awards by Texas Tech University, is a fellow of the Institute of Electrical and Electronics Engineers, a member of National Academy of Engineers, and is a life member of the Navy League. Mr. Bucy was awarded an honorary Doctor of Science degree from Texas Tech University in 1994. Mr. Bucy was recognized as an Eminent Member of Eta Kappa Nu in 2002.

James F. Gero was named a director of the Company on October 27, 2003. Mr. Gero is former Chairman of the Board and a principal stockholder of Sierra Technologies, Inc., which was formed in September 1991, and is a private investor. Mr. Gero serves on the Boards of Drew Industries, a public company which supplies a broad array of components for recreational vehicles and manufactured homes, and is Chairman of Orthofix, N.V., a publicly traded medical device manufacturer. Mr. Gero is a former Chairman and Chief Executive Officer of Varo Inc., a manufacturer of high technology systems. Prior to becoming Chairman and CEO of Varo Inc., Mr. Gero served as Vice President and General Manager at Allied Signal Corporation. Mr. Gero holds a B.S. degree from State University of New York, an M.B.A. degree from University of New Haven and an M.A. degree from Fairleigh Dickinson.

Donald M. Johnston has served as a director of the Company since November 1983. Mr. Johnston is President of Massey Burch Capital Corp., a venture capital firm. He served as President of Massey Burch Investment Group, Inc., a venture capital firm, from 1990 until December 1993 where he had been a principal since 1982. Prior to that time, Mr. Johnston was the President of InterFirst Venture Corporation, a venture capital subsidiary of Interfirst Bancshares, Inc., and the Executive Director of First Dallas, Ltd., a corporate finance group in London, England. Mr. Johnston holds a B.A. degree from Vanderbilt University and an M.B.A. degree from Southern Methodist University.

All directors of the Company hold office until the next ensuing annual meeting of stockholders or until their respective successors are duly elected and qualified. All officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships between any director or officer of the Company and any other such person except that Michael L. Paxton, Vice President, Chief Financial Officer, Secretary and Treasurer, is the son of G. Ward Paxton, Chairman, President and Chief Executive Officer.

Stockholder Approval

The affirmative vote of a plurality of the shares of Common Stock outstanding or issuable upon conversion of outstanding 5% Preferred Stock present in person or by proxy at the Annual Meeting is required for the election of each of the nominees for director.

The Board recommends a vote “FOR” the election of such nominees.

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CORPORATE GOVERNANCE

Board of Directors and Committees

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met twenty-seven times during the 2005 fiscal year. During fiscal year 2005, each director participated in at least 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings of all committees of the Board on which he served (during the period that he served).

The Board has established Audit and Compensation Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the Audit Committee and the Compensation Committee are described below.

Audit Committee. The Audit Committee is composed of:  Donald M. Johnston (Chairman), James F. Gero, and J. Fred Bucy, Jr. Each member of the Audit Committee is independent (as defined in Nasdaq Marketplace Rule 4200). The Audit Committee has at least one financial expert (as defined by Item 401(e) of Regulation S-B). Mr. Bucy is currently the Audit Committee financial expert. The functions performed by the Committee, its membership and the number of meetings held during the fiscal year, is set forth in the “Report of the Audit Committee,” included in this Proxy Statement. The Audit Committee is governed by a written charter, which was approved by the Audit Committee on March 18, 2004, and attached as Exhibit A to the Company’s proxy statement for its 2004 annual meeting of stockholders.

Compensation Committee. The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of executive officers and key employees of the Company. The Compensation Committee also administers the Company’s incentive stock option plans (the “Stock Option Plans”) for officers and key employees and the Company’s incentive bonus programs for executive officers and employees. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be granted pursuant to the Stock Option Plans. The Compensation Committee is comprised of Mr. Bucy (Chairman), Mr. Gero and Mr. Johnston, each of whom is an independent director. The Compensation Committee met six times during the 2005 fiscal year.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, the Audit Committee Charter, references to the independence of Audit Committee members and the Stock Performance Graph are not deemed filed with the Securities and Exchange Commission. They also shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except the extent the Company specifically incorporates such information by reference in such filings.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

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The Audit Committee reviewed with the Independent Registered Public Accounting Firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the matters required to be discussed by SAS 61 (Certification of Accounting Standards AU Section 280) and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the Independent Registered Public Accounting Firm the auditors’ independence from management and the Company including the matters in the written disclosures and the letter from the Independent Registered Public Accounting Firm required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s Independent Registered Public Accounting Firm the overall scope and plans for their audit. The Audit Committee meets with Independent Registered Public Accounting Firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held eleven meetings during fiscal year 2005.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of the Company’s Independent Registered Public Accounting Firm.

Respectfully submitted,

AUDIT COMMITTEE
of the Board of Directors
Donald M. Johnston, Audit Committee Chair
James F. Gero, Audit Committee Member
J. Fred Bucy, Jr., Audit Committee Member

Compensation Committee Report on Executive Compensation

General. The Compensation Committee of the Board sets the compensation for the Chief Executive Officer, reviews the design, administration and effectiveness of the compensation programs for other key executives, and approves stock option grants for all executive officers and key employees. The Compensation Committee is currently composed of three non-employee directors who have no interlocking relationships. The data and information included in the various compensation tables appearing elsewhere in this Proxy Statement should be read in conjunction with and deemed to be a part of this report.

Named Executive Officers. This report includes disclosure of the required compensation information for any one acting as the Company’s Chief Executive Officer at any time during the year and its four most highly compensated executive officers.

Compensation Objectives. The Company operates in the highly competitive and rapidly changing high technology industry. The Compensation Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate and retain talented executives who contribute to the success of the Company and should be determined within a competitive framework based on the achievement of overall business objectives and financial performance and individual contributions. Within this framework, the Compensation Committee’s objectives are to:  (1) provide a total compensation program competitive with the compensation practices of organizations in the high technology industry of comparable size to the Company; (2) provide annual variable incentive awards based on the Company’s overall financial performance relative to corporate objectives; and (3) align the financial interests of executive officers with those of stockholders by providing equity-based incentives.

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Base Salary. The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to (1) salaries paid to executives with similar responsibilities at companies of a comparable size and sales volume, primarily in the high technology industry, (2) each officer’s performance and (3) the Company’s overall financial results, without specific weighting being attributed to any of these factors. In setting base salaries, the Company reviews available published executive compensation data for the high technology industry generally as well as the network security industry. This group of companies is a larger and more diverse group of companies than just the companies comprising the peer group identified in the Stock Performance Graph, buy may include such companies if they participated in one or more of the compensation surveys. The Compensation Committee believes that these companies likely compete with the Company for executive talent and that the Company must offer salaries within a competitive market range to attract and retain talented executives. However, the Compensation Committee manages salaries for the executive group as a whole in a conservative fashion in order to place more emphasis on incentive compensation. As a result, the Company believes the base salary of its executive officers is lower than the median compensation in effect for comparable positions in the surveyed data. The Company does not consider the performance of the comparison group in determining compensation of its executive officers.

Incentive Bonus Plan. To reinforce the attainment of corporate objectives, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of variable incentive pay. The incentive cash bonus program for executives is established annually by the Compensation Committee based upon the Company’s achievement of sales and/or net income targets established at the beginning of the fiscal year. The incentive plan for executives, other than certain executives in the Company’s sales organization, requires a threshold level of Company financial performance before any incentives are awarded. Once the threshold objective for sales and/or net income of a fiscal year is reached, specific formulas are in place to calculate the actual incentive payment for each executive for such year. In fiscal 2005, the Company did not achieve its threshold level of profitability; thus, non-sales executives, including the Chief Executive Officer and the Named Executive Officers other than the Company’s Vice President of Worldwide Sales, did not receive any incentive bonus awards. Certain employees in the sales organization, including Eric Gore, the Company’s Vice President of Worldwide Sales, received incentive sales commission in fiscal 2005 based upon the Company’s sales.

Equity-based Incentives. The goal of the Company’s equity-based incentive awards is to align the interests of executive officers with its stockholders. The Compensation Committee determines the value allocated to equity-based incentives according to each executive’s position within the Company, individual performance, contributions to achievement of corporate objectives and related factors, and grants stock options to create a meaningful opportunity for stock ownership.

Prior to 2005, the Company had previously adopted three Stock Option Plans (collectively, the “Plans”), including the 1983 Incentive Stock Option Plan, the 1987 Incentive Stock Option Plan and the 1995 Stock Option Plan (as amended, the “1995 Option Plan”), to provide long-term incentive compensation for eligible participants. Generally, executive officers and other key employees of the Company and its subsidiaries are eligible to participate in the Plans; however, non-employee directors of the Company are not eligible to participate in these Plans. These directors participated in the 1995 Director Stock Option Plan (as amended, the “1995 Director Plan,” and together with the 1995 Option Plan, the “1995 Plans”).

On March 21, 2005, the 1995 Plans expired. The Board approved the 2005 Stock Incentive Plan (the “2005 Plan) on March 17, 2005, as a replacement for these plans. The 2005 Plan was approved by the stockholders on June 14, 2005. Stock option grants under the 1995 Plans and the 2005 Plan provide the right to purchase shares of Common Stock at fair market value on the date of grant, or in the case of an optionee who at the time of the grant holds more than 10% of the total combined voting securities of the Company, 110% of the fair market value on the date of grant. Stock options generally vest in a one, three or five-year period and provide terms of five or ten years, as applicable. In 2005, the Compensation Committee approved the grant of stock options pursuant to the Plans to the Named Executive Officers indicated in the tables accompanying this report.

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CEO Compensation. G. Ward Paxton was named President and Chief Executive Officer of the Company on November 28, 2001. He also served as President and Chief Executive Officer of the Company from 1983 until June 2000. Mr. Paxton’s base salary was set at $175,000 for fiscal year 2002, but was decreased to $122,500 in April 2002 by the Compensation Committee. The salary of Mr. Paxton was decreased in an effort to reduce cost. The base salary for Mr. Paxton was based on personal performance of CEO duties and on salary levels paid to chief executive officers of comparable companies. Mr. Paxton did not receive an incentive bonus award for 2005 because the Company did not achieve its threshold level of profitability established at the beginning of the year.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company’s executive officers for the 2005 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company’s executive officers for fiscal 2006 will exceed that limit. The Company’s 1995 Option Plan and the new 2005 Plan have been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Respectfully submitted,

COMPENSATION COMMITTEE
of the Board of Directors

J. Fred Bucy, Jr., Compensation Committee Chair
James F. Gero, Compensation Committee Member
Donald M. Johnston, Compensation Committee Member

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Compensation Committee Interlocks and Insider Participation

No member or nominee for election as a member of the Board or any committees of the Board has an interlocking relationship with the board (or member of such board) or any committee (or member of such committee) of a board of any other company.

Nomination of Directors

The Company does not have a formal nominating committee. Instead, the independent members of the Board, Mr. Bucy, Mr. Gero and Mr. Johnston, consider nominees and appointees to the Board in accordance with Nasdaq Marketplace Rule 4350. In evaluating candidates to determine if they are qualified to become Board members, these directors consider a number of attributes, including:

•                                          personal and professional character, integrity, ethics and values;

•                                          general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company, or experience as a board member of another publicly held company;

•                                          strategic planning abilities and experience;

•                                          aptitude in accounting and finance;

•                                          expertise in domestic and international markets;

•                                          experience in the network security or telecommunications industry;

•                                          understanding of relevant technologies;

•                                          academic expertise in an area of the Company’s operations;

•                                          communications and interpersonal skills;

•                                          and practical and mature business judgment.

These directors also evaluate board members’ and nominees’ service on the board of other public companies. Although these directors use these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. These directors also evaluate candidates identified by their personal contacts and other Board members.

These directors will also consider nominees proposed by stockholders. Although the Company has no formal policy regarding stockholder nominees, stockholder nominees are viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. To recommend a prospective nominee for consideration, stockholders should submit the candidate’s name and qualifications to the Company’s Secretary in writing at the address listed above. There have been no changes to the procedures by which stockholders may recommend nominees to the Board since the date of the Company’s proxy statement for its 2005 annual meeting of stockholders. The Company did not receive any recommendations for Board nominees for election at the Meeting from its stockholders.

Communication with the Board

The Company does not have formal procedures for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s Secretary at the address of the Company indicated above, with a request to forward the same to the intended recipient. In general, all stockholder communication delivered to the Company’s Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholders instructions, unless the Secretary believes the question or issue may be addressed adequately by the Company’s investor relations department. However, the Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

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Policy Regarding Board Attendance at Stockholders Meetings

Although it has no formal policy requiring attendance, the Company encourages all directors to attend all meetings of stockholders. Four out of five of the Company’s directors attended its 2005 annual stockholders meeting.

Code of Ethics

All of the Company’s directors and employees are required to abide by the Company’s Code of Business Conduct and Ethics, and the Company’s Chief Executive Officer, Chief Financial Officer, and other senior financial employees are also required to abide by the Company’s Code of Ethics for Senior Financial Employees, which the Company adopted on March 18, 2004 to comply with Nasdaq and SEC requirements to insure that the Company’s business is conducted in a consistently legal and ethical manner. Both Codes cover all areas of professional conduct, including conflicts of interest, fair dealing and the strict adherence to all laws and regulations applicable to the conduct of the Company’s business. The full text of the Codes is published on the Company’s website at www.intrusion.com; click on the investor relations tab, and then “Code of Ethics.”  The Company intends to disclose future amendments to, or waivers from, certain provisions of the Codes of Ethics on the Company’s website within four business days following the date of such amendment or waiver. Upon the written request of any stockholder, the Company will furnish, without charge, a copy of each of the Codes. This request should be directed to the Company’s Secretary at the address indicated above.

PROPOSAL TWO
AUTHORIZATION AND APPROVAL OF THE ISSUANCE OF
A NUMBER OF SHARES OF COMMON STOCK
SUFFICIENT TO FULLY PROVIDE FOR THE CONVERSION OR REDEMPTION OF THE
SERIES 3 5% PREFERRED STOCK AND THE EXERCISE
OF THE PRIVATE PLACEMENT WARRANTS

Background

On December 2, 2005, the Company executed a Securities Purchase Agreement and Registration Rights Agreement with various investors, including G. Ward Paxton, the Company’s Chairman, President and Chief Executive Officer, and James F. Gero, a member of the Board, in connection with a private placement. Pursuant to the Securities Purchase Agreement, the purchasers paid the Company an aggregate of $1,230,843 in consideration for the issuance to them of an aggregate of (1) 564,607 shares of Series 3 5% Preferred Stock convertible into shares of Common Stock at an initial conversion price of $2.18 per share and (2) Private Placement Warrants to purchase up to 282,306 shares of Common Stock at an initial exercise price of $2.58 per share. The conversion price of the Series 3 5% Preferred Stock was calculated as 85% of the average closing bid price per share of the Common Stock on The Nasdaq SmallCap Market for the five business days ended November 30, 2005, and the exercise price of the Private Placement Warrants was equal to the closing bid price per share of Common Stock on that date. The closing price of the Company’s Common Stock on November 30, 2005, was $2.58. As of April 20, 2006, holders of 95,871 shares of Series 3 5% Preferred Stock had converted their shares into 95,871 shares of Common Stock.  As a result, 468,736 shares of Series 3 5% Preferred Stock remain outstanding as of the record date.

The conversion or redemption of the Series 3 5% Preferred Stock and exercise of the Private Placement Warrants issued in the private placement may result in the Company issuing shares of Common Stock in excess of 1,381,900, or 19.99% of its total number of shares outstanding on December 2, 2005, for a price per share less than the greater of the book value or the market value of the Common Stock on that date and, therefore, requires stockholder approval under applicable Nasdaq rules as described under “Nasdaq Stockholder Approval Requirement.” The Board unanimously approved the private placement on November 29, 2005, and believes it is in the best interests of the Company and its stockholders. Therefore, under the terms of the Securities Purchase Agreement, the Company has agreed to include in this Proxy Statement this proposal to approve the issuance of additional shares of its Common Stock for purposes of complying with the rules of Nasdaq. Unless and until the Company obtains the stockholder approval contemplated by this proposal, the purchasers in the private placement cannot convert or redeem their shares of Series 3 5% Preferred Stock or exercise their Private Placement Warrants for more than an aggregate of 1,381,900 shares of Common Stock.

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The following summary of the terms of the private placement, the Series 3 5% Preferred Stock and the Private Placement Warrants is qualified by reference to the complete text of (1) the Securities Purchase Agreement executed in connection with the private placement, (2) the Certificate of Designations for the Series 3 5% Preferred Stock filed by the Company with the Delaware Secretary of State on December 2, 2005, (3) the form of Private Placement Warrant and (4) the Registration Rights Agreement executed in connection with the private placement. Each of these documents is attached as Appendices A through D, respectively, to this Proxy Statement.

Terms of the Series 3 5% Preferred Stock

Dividends

Holders of Series 3 5% Preferred Stock are entitled to a 5% per annum dividend per share. The dividend accrues and is payable in cash quarterly on the first business day of March, June, September and December of each year, beginning on March 1, 2006. Dividends may increase to 18% per annum upon the occurrence of certain redemption events described below under “Terms of the Series 3 5% Convertible Preferred Stock—Redemption” below.

Accrued but unpaid dividends are payable upon the conversion or redemption of the shares of Series 3 5% Preferred Stock and upon a liquidation event. Dividends not paid within five business days of the day they are due accrue daily interest at the lesser of 18% per annum or the maximum rate permitted by law, until the dividends and the accrued interest are paid in cash.

As long as any shares of Series 3 5% Preferred Stock are outstanding, the Company cannot pay dividends or make other distribution on, redeem shares of, or set money aside or create a sinking fund for that purpose for, any shares of capital stock ranking junior to the Series 3 5% Preferred Stock with respect to dividends, including Common Stock. However, this restriction does not apply to the payment of accrued dividends on the 5% Preferred Stock Series 2 5% Preferred Stock or the conversion of any convertible capital stock in accordance with its terms.

Voting Rights

Holders of Series 3 5% Preferred Stock have no voting rights, except as required by law. However, as long as any shares of Series 3 5% Preferred Stock remain outstanding, the Company cannot take any of the following actions without the separate class vote or written consent of at least 75% of the then outstanding shares of Series 3 5% Preferred Stock:

•                                          alter or change adversely the powers, preferences or privileges of the Series 3 5% Preferred Stock;

•                                          alter or amend the Certificate of Designation creating the Series 3 5% Preferred Stock;

•                                          authorize or create any class stock ranking senior to, or on an equal basis with, the Series 3 5% Preferred Stock with respect to dividends, redemption or liquidation;

•                                          amend its certificate of incorporation, bylaws or other organizational documents in a manner which adversely affects the rights of any of the holders of the Series 3 5% Preferred Stock;

•                                          increase the authorized number of shares of Series 3 5% Preferred Stock; or

•                                          enter into any agreement to do any of the above.

Conversion

The holders of the Series 3 5% Preferred Stock have the option to convert their shares of Series 3 5% Preferred Stock into shares of Common Stock at an initial conversion price of $2.18 per share. The Company also has the right to force conversion of outstanding shares of Series 3 5% Preferred Stock after December 2, 2006, if the following conditions are met:

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•                                          the volume weighted average price of the Common Stock for twenty consecutive trading days must be at least 200% of the conversion price of the Series 3 5% Preferred Stock then in effect, for a period of 20 consecutive trading days immediately preceding the redemption;

•                                          it notifies the holders of the conversion within one trading day after the Common Stock meets the above trading price requirement;

•                                          it has honored all requested conversions of Series 3 5% Preferred Stock, if any;

•                                          it has paid any liquidated damages or other amounts owing on the Series 3 5% Preferred Stock;

•                                          the registration statement related covering the resale of the shares of Common Stock underlying the Series 3 5% Preferred Stock and Private Placement Warrants is effective and is expected to remain effective;

•                                          the Common Stock is traded on The Nasdaq Capital Market, The Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or the OTC Bulletin Board;

•                                          it has a sufficient number of authorized but unissued shares of Common Stock to permit the conversion;

•                                          no event which would give the holders the right to redeem there shares of Series 3 5% Preferred Stock exists;

•                                          the issuance of the shares of Common Stock would not cause a relevant holder to exceed the 4.99% beneficial ownership limitation described below; and

•                                          it has not publicly announced any merger or consolidation, sale of all or substantially all of its assets, tender or exchange offer, reclassification of the Common Stock or any share exchange or any transaction which would constitute a change of control for purposes of the liquidation preference of the Series 3 5% Preferred Stock.

Because the original purchase price and the initial conversion price are the same, each share of Series 3 5% Preferred Stock is initially convertible into one share of Common Stock. The Series 3 5% Preferred Stock contains adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassifications or similar events of the Company’s capital stock as well as any rights offering or pro rata distribution of cash, property, assets or securities to holders of Common Stock.

A holder of Series 3 5% Preferred Stock cannot convert shares of Series 3 5% Preferred Stock into shares of the Company’s Common Stock if that holder would beneficially own greater than 4.99% of the Company’s issued and outstanding shares of Common Stock, as determined in accordance with Section 13(d) of the Exchange Act, upon conversion of the Series 3 5% Preferred Stock and exercise of the Private Placement Warrants. However, this restriction does not apply to any holder of Series 3 5% Preferred Stock who is one of the Company’s directors or officers. Although this restriction does not limit the conversion of the shares of Series 3 5% Preferred Stock purchased by Mr. Paxton or Mr. Gero, neither Mr. Paxton nor Mr. Gero may convert their shares into Common Stock unless stockholders approve Proposal Three.

As of the record date, holders of 95,871 shares of Series 3 5% Preferred Stock had converted their shares into 95,871 shares of Common Stock.

Rank; Liquidation Preference

The shares of Series 3 5% Preferred Stock rank prior to the shares of the Company’s Common Stock, 5% Preferred Stock and Series 2 5% Preferred Stock with respect to the distribution of the Company’s assets upon a dissolution, liquidation or other similar event. The liquidation preference for the Series 3 5% Preferred Stock is an amount equal to $2.18 per share plus any accrued but unpaid dividends.

In addition to a dissolution, liquidation or similar event, the following “change of control” transactions constitute a liquidation:

•                                          an acquisition by an individual, legal entity or group, as defined in Rule 13d-5(b)(1) of the Exchange Act of 1934, as amended, of more than 33% of the Company’s voting securities;

•                                          a merger or consolidation with or into another entity, after which the Company’s stockholders own less than 66% of the aggregate voting power of the surviving corporation;

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•                                          a sale of all or substantially all of the Company’s assets to an entity in which the Company’s stockholders own less than 66% of aggregate voting power of the acquiring entity;

•                                          a replacement at one time or within one year of more than half the members of the Board which is not approved by the members of Board or their nominees;

•                                          the execution of a binding agreement to effect any of the above transactions.

Redemption

Holders of Series 3 5% Preferred Stock can require the Company to redeem all of their shares of Series 3 5% Preferred Stock upon the occurrence of any of the following events:

•                                          the registration statement covering the resale of the shares of Common Stock underlying Series 3 5% Preferred Stock and Private Placement Warrants ceases to be effective or a holder is not permitted to resell its shares of Common Stock registered for resale for more than 90 calendar days in any twelve month period;

•                                          its failure to deliver certificates for Common Stock within ten trading days of a request to convert, or it publicly announces that it will not comply with requests to convert;

•                                          its failure to pay within ten days after receipt of notice to a holder for any damages it incurs as a result of open market purchases to cover sales of Common Stock which it did not timely issue Common Stock certificates on conversion;

•                                          its failure to have a sufficient number of authorized but unissued shares to permit conversion;

•                                          its breach of any representation, warranty, covenant or agreement in the Securities Purchase Agreement, Registration Rights Agreement, Private Placement Warrants or other transaction documents executed in connection with the private placement which it has not cured within 45 days after notice of such breach;

•                                          its redemption of any shares of Common Stock, or 5% Preferred Stock or Series 2 5% Preferred Stock, other than conversions of the  5% Preferred Stock or Series 2 5% Preferred Stock and the repurchase of up $100,000 per calendar year of Common Stock from employees, officers, directors, consultants and other service providers upon their termination;

•                                          it becomes a party to a change of control transaction that results in a liquidation of the Series 3 5% Preferred Stock; or

•                                          it has filed for bankruptcy, whether voluntarily or involuntarily, or made a general assignment for the benefit of creditors.

The redemption price is the sum of (1) the greater of $2.834 and the product of the volume weighted average price of the Common Stock on the trading day immediately preceding the event multiplied by $2.18 divided by the conversion price then in effect plus (2) any accrued but unpaid dividends on the Series 3 5% Preferred Stock plus (3) all liquidated damages or other amounts payable to the holders of Series 3 5% Preferred Stock. The redemption price is payable in cash if a redemption event occurs as a result of the Company’s failure to deliver stock certificates upon conversion, its public announcement of its refusal to comply with conversion requests, its failure to pay damages to a holder who is forced to cover a sale for which it did not timely issue certificates, its breach of the provisions of any of the agreements executed in connection with the private placement, its becoming party to a change of control transaction or its voluntary bankruptcy. In the case of any other redemption event, a holder has the option to receive a number of shares of Common Stock equal to the redemption price divided by 75% of the ten-day average of the volume weighted average of the Common Stock ending on the day immediately preceding the holder’s election, subject to a floor of $0.87 per share, or an increase in the dividends payable per share to 18% per annum. Mr. Paxton and Mr. Gero will not be able to receive stock upon redemption of their shares of Series 3 5% Preferred Stock unless stockholders approve Proposal Three. Payment of the redemption price is due within five trading days after the holder provides the Company with a notice of payment, after which the unpaid amount accrues interest daily at a rate equal to the lower of 18% per annum and the highest rate permitted by law.

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The following chart illustrates the approximate number of shares of Common Stock issuable upon redemption of the Series 3 5% Preferred Stock payable in shares of Common Stock and the corresponding approximate percentage increase in the Company’s outstanding Common Stock based on changes to the volume weighted average price, if stockholders approve this proposal and Proposal Three.

Volume Weighted Average Price	# Shares issuable upon Redemption	% Increase
$2.58 (1)	690,200	9.8%
$2.18 (2)	816,842	11.6%
$1.86 (3)	957,374	13.6%
$1.37 (4)	1,299,792	18.4%
$0.87 (5)	1,535,100	21.8%

(1)                                  The Closing price of the Common Stock on November 30, 2005, the original issuance date of the Series 3 5% Preferred Stock.

(2)                                  The conversion price of the Series 3 5% Preferred Stock.

(3)                                  The average closing price of the Common Stock between January 1, 2006 and March 31, 2006.

(4)                                  The Closing price of the Common Stock on the April 20, 2006 record date.

(5)                                  The floor price for a Common Stock redemption of the Series 3 5% Preferred Stock.

The amounts set forth in the above table are based on the following assumptions:

•                                          All 468,736 shares of Series 3 5% Preferred Stock outstanding on April 20, 2006 are redeemed;

•                                          The number of outstanding shares of Common Stock at the time of redemption is 7,046,213, the same amount outstanding on April 20, 2006;

•                                          Accrued and unpaid dividends on the Series 3 5% Preferred Stock at the time of redemption are $7,138.90, the same amount accrued and unpaid as of April 20, 2006; and

•                                          There are no unpaid liquidated damages or other amounts payable by the Company on the date of redemption.

Terms of the Private Placement Warrants

The Private Placement Warrants the Company issued in the private placement have an initial exercise price of $2.58 per share and are exercisable for Common Stock at any time during the period commencing on June 6, 2006 and ending on or before June 6, 2011. The Private Placement Warrants contain a cashless exercise provision, permitting the holder at any time on or after December 2, 2007, in lieu of paying the exercise price, to surrender the Private Placement Warrant for a number of shares of Common Stock determined by multiplying the number of shares of Common Stock underlying the Private Placement Warrant by a fraction based on the exercise price of the Private Placement Warrant and the volume weighted average price of the Company’s Common Stock on trading day immediately preceding the exercise date. A holder may only use the cashless exercise if there is no effective registration statement covering the resale of the shares of Common Stock underlying the Private Placement Warrant at the time the holder wishes to exercise.

All of the Private Placement Warrants contain adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassification or similar events of the Company’s capital stock as well as pro rata distributions of cash, property, assets or securities to holders of Common Stock. In addition, if the Company issues shares of Common Stock or securities convertible into or exercisable for shares of Common Stock at a price less than the exercise price of the Private Placement Warrants, other than in an issuance exempt from the investors’ pre-emptive rights described below under “Pre-emptive Rights and Restrictions on Future Sales of Equity – Pre-emptive Rights”, the exercise price of the Private Placement Warrants will reset to the lower price.

A holder of a Private Placement Warrant cannot exercise Private Placement Warrants for shares of Common Stock if that holder would beneficially own greater than 4.99% of the issued and outstanding shares of Common Stock, as determined in accordance with Section 13(d) of the Exchange Act, upon exercise of the Private Placement Warrants and conversion of the Series 3 5% Preferred Stock. However, this restriction does not apply to any holder of a Private Placement Warrant who is one of the Company’s directors or officers. Although this restriction does not currently limit the exercise of the Private Placement Warrants acquired by Mr. Paxton or Mr. Gero, neither Mr. Paxton or Mr. Gero may exercise their Private Placement Warrants for Common Stock unless stockholders approve Proposal Three.

If all Private Placement Warrants could be exercised as of April 20, 2006, the Company would issue an additional 282,306 shares of Common Stock upon the exercise thereof.

Pre-emptive Rights and Restrictions on Future Sales of Equity

Pre-emptive Rights

Pursuant to the terms of the Securities Purchase Agreement entered into in connection with the private placement, the Company granted the investors, other than Mr. Paxton and Mr. Gero, who continue to own shares of Series 3 5% Preferred Stock prior to the sale, the right to purchase up to 100% of the securities the Company may offer in certain future sales of securities within 180 days of the effective date of the registration statement covering resale the shares of Common Stock underlying the Series 3 5% Preferred Stock and the Private Placement Warrants. This right expires on July 16, 2006.

The investors’ right of purchase will not apply to the following issuances by the Company:

•                                          shares issuable upon the conversion of the Series 3 5% Preferred Stock or the exercise of the Private Placement Warrants;

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•                                          securities it issues to directors, officers, employees and consultants as compensation;

•                                          securities issuable upon the exercise of options, warrants or other convertible securities currently outstanding, as long as it has not amended these securities to increase the number of shares issuable upon conversion or to decrease the exercise price other than as a result of their respective anti-dilution provisions;

•                                          shares of stock issued in connection with a stock split, stock dividend or recapitalization;

•                                          securities it issues in connection with commercial lending and lease transactions;

•                                          securities it issues as compensation to registered broker-dealers engaged by it to obtain financing on its behalf;

•                                          securities it issues in connection with acquisitions or strategic transactions; and

•                                          shares of stock it issues in a firm commitment, underwritten public offering with gross proceeds of at least $30,000,000.

Restrictions of Future Sales

The Securities Purchase Agreement also restricts the Company from issuing any shares of Common Stock or other securities convertible or exercisable for Common Stock until July 16, 2006. In addition, as long as any investor holds Series 3 5% Preferred Stock or Private Placement Warrants, the Company cannot issue debt or equity securities that are convertible or exercisable for shares of Common Stock at a price that varies with the trading price of the Common Stock or is subject to reset for events contingent on the Company’s business or the price of the Common Stock or enter into any other agreement, including an equity line of credit, pursuant to which the Company sells securities at a future determined price. However, these restrictions to do apply to transactions which are exempt from the pre-emptive rights described above.

These provisions may hinder or delay the Company’s ability to raise additional debt or equity financing if and when the Company require additional capital to operate or grow the Company’s business.

Registration Rights

In connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement, pursuant to which the Company it filed a registration statement registering the resale of the 849,913 shares of Common Stock issuable upon the conversion of the Series 3 5% Preferred Stock and upon the exercise of the Private Placement Warrants issued to the investors in the private placement. This registration statement also included the 27,531 shares of Common Stock issuable upon the exercise of warrants the Company issued to two affiliates of Stonegate Securities, Inc., its placement agent for the private placement. The SEC declared the Registration Statement effective on January 17. 2006. As a result, subject to the approval of Proposals Two and Three and the limitations on beneficial ownership described in “Terms of the Series 3 5% Preferred Stock — Conversion” and “—Terms of the Private Placement Warrants”, the investors will be able to freely convert their shares of Series 3 % Preferred Stock and exercise their Private Placement Warrants and sell the underlying shares of Common Stock.

Under the terms of the Registration Rights Agreement, the Company may be subject to the payment of partial liquidated damages if the registration statement ceases to be effective or a holder is not permitted to resell its shares of Common Stock registered for resale for more than 30 calendar days in any twelve month period. The amount of liquidated damages will equal 1% of the aggregate purchase price paid to the Company by the investors in the private placement for the first thirty-day period, and 2% of the aggregate purchase price for each subsequent thirty-day period, each pro rated for any shorter period, following any of the above events. The damages are payable on the monthly anniversary of the date of the event giving rise to the damages. Any damages not paid within seven days of the date due will accrue daily interest at the lesser of 18% per annum and the maximum amount permitted by law until paid in full. No damages are payable to the affiliates of Stonegate with respect to the shares of Common Stock underlying their warrants or to any person who is one of the Company’s officers or directors at the time the payment is due. Therefore, Mr. Paxton and Mr. Gero are not currently entitled to receive any of these damages.

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The Company must keep the registration statement effective until the earlier to occur of the date when all the securities covered by the Registration Statement may be sold without restriction pursuant to Rule 144(k) and the date on which all securities covered by the registration statement have been sold.

Use of Proceeds

The Company intends to use the proceeds from the private placement for general working capital purposes, including ongoing operating expenses, trade payables, the payment of dividends on the Series 3 5% Preferred Stock, the Series 2 5% Preferred Stock or the 5% Preferred Stock and expenses in connection with the private placement. However, the Securities Purchase Agreement the Company executed in connection with the private placement restricts it from using the proceeds to pay other debt, to redeem securities or settle litigation. Other than these restrictions, the Company’s management will have broad discretion over how it uses the net proceeds of private placement and could spend proceeds in ways with which stockholders do not agree. Pending deployment of the funds, the Company may invest the proceeds in ways that do not yield favorable returns.

None of the shares of Series 3 5% Preferred Stock, the Private Placement Warrants or the warrants the Company issued to the affiliates of Stonegate, have been registered under the Securities Act of 1933, as amended, and none of these securities may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Proxy Statement is neither an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Factors Affecting Current Stockholders

While the Board unanimously recommends the approval of the issuance of the Common Stock upon the conversion or redemption of the Series 3 5% Preferred Stock and exercise of the Private Placement Warrants and is of the opinion that the issuance would be fair to, and otherwise in the best interest of, the Company and its stockholders, stockholders should consider the following possible factors as well as other information contained in this Proxy Statement in evaluating this proposal.

Effect of Actual or Potential Future Redemption or Sales Below Market Price

The redemption provisions of the Series 3 5% Preferred Stock substantially increases the number of shares of Common Stock the Company may issue below the current market price of the Common Stock. Further, certain future issuances of stock by the Company below $2.58 will cause the exercise price of the Private Placement Warrants to reset to the lower price. Issuances of Common Stock at a discount upon redemption or at the lower exercise price for the Private Placement Warrants, or the threat thereof, could have a depressive effect on the market price of, and reduce trading activity in, the Common Stock by increasing the amount of shares of Common Stock outstanding and could encourage short sales by the holders of the Series 3 5% Preferred Stock or Private Placement Warrants or others which could place further downward pressure on the price of the Common Stock.

Dilution

If all of the shares of Series 3 5% Preferred Stock are converted and all of the Private Placement Warrants are fully exercised for cash, and assuming no adjustments to the conversion price or the exercise price, and no other issuances of, or conversions or exchanges into, Common Stock, the number of shares of outstanding Common Stock would increase by approximately 11.05% and significantly dilute the ownership interests and proportionate voting power of the existing holders of Common Stock, Series 2 5% Preferred Stock and 5% Preferred Stock. This dilutive effect increases to approximately 22.5% if a specified redemption event occurs and all holders of Series 3 5% Preferred Stock elected to redeem their shares for Common Stock, assuming the Company has paid all liquidated damages and other amounts to the holders, accrued but unpaid dividends of $7,138.90 as of April 20, 2006, and the volume weighted average price of the Common Stock is $1.37, which was the closing price of the Common Stock on April 20, 2006. For additional information on the dilutive effect of a possible stock redemption of the Series 3 5% Preferred Stock payable in shares of Common Stock, please see the chart under “Terms of the Series 3 5% Preferred Stock - Redemption.”

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Certain Purchasers will become Significant Stockholders

Certain of the investors will, upon conversion of their shares of Series 3 5% Preferred Stock and the exercise of their Private Placement Warrants, become significant holders of the Company’s voting power or increase their current control over the Company’s voting securities. As a result, these purchasers may be able to effect the outcome of all matters brought before the stockholders, including a vote for the election of directors, the approval of mergers and other business combination transactions. Moreover, these holders have various protective voting rights and pre-emptive rights which could hinder or delay the Company’s ability to raise additional equity financing if and when required.

Nasdaq Stockholder Approval Requirement

The Common Stock is listed on The Nasdaq Capital Market. Nasdaq Marketplace Rule 4350 requires that the issuer of stock in a non-public offering secure stockholder approval prior to an issuance where (1) the securities issued are common stock or securities convertible into common stock, (2) the price per share of the securities in the offering is less than the greater of book value or market value of the issuer’s common stock and (3) the proposed issuance would result in the issuance of 20% or more of the common stock or voting power of the issuer before the issuance.

Although the $2.58 exercise price of the Private Placement Warrants is equal to the $2.58 market price of the Common Stock on December 2, 2005, the date of sale, and the number of shares of Series 3 5% Preferred Stock issuable upon conversion at the price of $2.18, is only 564,607, or approximately 8.17% of the Company’s outstanding shares on that date, the redemption provisions of the Series 3 5% Preferred Stock permit the holders to redeem their shares for shares of Common Stock at 75% of the ten-day average of the volume weighted average of the Common Stock ending on the day immediately preceding the holder’s election to redeem, subject to a floor price of $0.87 per share, upon the occurrence of certain events described above under “Terms of the Series 3 5% Preferred Stock – Redemption.”  Further, Nasdaq treats the reset provisions of the Private Placement Warrants described under “Terms of the Private Placement Warrants” as a below market issuance.

Based on the 564,607 shares of Series 3 5% Preferred Stock originally issued and the $0.87 floor price, Nasdaq rules deem the Company to have issued approximately 1,839,191 shares of Common Stock on December 2, 2005, in connection with the redemption provision described above. Added to the 282,306 shares of Common Stock underlying the Private Placement Warrants, the total increase as of December 2, 2005, was 2,121,497, or an increase of approximately 30.7% based on the 6,909,507 shares of Common Stock outstanding on December 2, 2005. However, because the number of shares of Series 3 5% outstanding and the amount of accrued dividends on the Series 3 5% Preferred Stock will vary from time to time, the actual number of shares of Common Stock issuable upon the conversion or redemption of the Series 3 5% Preferred Stock and the exercise of the Private Placement Warrants may be higher or lower than this amount.

Under the Nasdaq rule described above, the Company is prohibited from issuing more than 1,381,900 shares of Common Stock, or 19.99% of its total number of shares outstanding on December 2, 2005, upon conversion or redemption of the Series 3 5% Preferred Stock or the exercise of the Private Placement Warrants, unless stockholder approval is obtained. Thus, stockholders must vote in favor of this proposal in order for the purchasers in the private placement to be able to convert or redeem their shares of Series 3 5% Preferred Stock or exercise their Private Placement Warrants without restriction.

Reasons for the Private Placement

The Company intends to use the proceeds from the private placement for general working capital and corporate purposes as described above under “Use of Proceeds.”

The Board and members of management of the Company reviewed and considered numerous financing alternatives prior to completing the private placement. The Board unanimously approved the private placement, the issuance of the Series 3 5% Preferred Stock and Private Placement Warrants and related matters. In so doing, the Board considered a number of factors including:

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•                                          the Company’s continuing liquidity needs to operate and grow its business;

•                                          the unavailability of alternative financing on acceptable terms; and

•                                          the Company’s need to maintain its stockholders’ equity in accordance with Nasdaq continued listing requirements.

Principal Effects of Approval or Nonapproval

In the event that stockholders approve this proposal, the Company may initially issue more than 1,381,900 shares of Common Stock upon the conversion or redemption of the Series 3 5% Preferred Stock and the exercise of the Private Placement Warrants.

If stockholders do not approve this proposal, the Company has agreed to continue to call a meeting of stockholders every four months after the date of the Meeting in order to seek approval of the issuance of these shares until the earlier to occur of the date the Company finally receives approval and the date no shares of Series 3 5% Preferred Stock remain outstanding. The cost of additional meetings, the preparation, filing and mailing of the related proxy statements and the solicitation of proxies can be substantial and could strain the Company’s cash resources and distract management’s time and attention away from the Company’s day-to-day business operations. Further, unless approval is obtained, in the event of the specified redemption events, holders of Series 3 5% Preferred Stock will only be able to elect to increase the dividends on their shares to 18% per annum, which also could deplete the Company’s available cash.

In the opinion of the Board, a failure of the stockholders to approve this proposal could have a serious detrimental effect on the Company’s operations and cash resources as well as the ability of the Company to raise future equity financing if and when required.

The Board recommends a vote FOR this proposal.

PROPOSAL THREE
APPROVAL OF THE ISSUANCE OF AT LEAST 123,854 SHARES OF COMMON
STOCK UPON THE CONVERSION OR REDEMPTION OF SHARES OF SERIES 3 5%
PREFERRED STOCK AND EXERCISE OF PRIVATE PLACEMENT WARRANTS
ACQUIRED BY G. WARD PAXTON AND JAMES F. GERO

Background

As indicated in Proposal Two, G. Ward Paxton, the Company’s Chairman, President and Chief Executive Officer, and James F. Gero, one of the Company’s directors, invested a total of $180,000 in the December 2, 2005 private placement as follows:

	$ Invested	# Shares of Series 3 5% Preferred Stock	Warrants
G. Ward Paxton	120,000	55,046	27,523
James F. Gero	60,000	27,523	13,762
Total	180,000	82,569	41,285

Mr. Paxton and Mr. Gero participated in the private placement on the same terms and conditions as the other investors as described in Proposal Two, except that they are not entitled to a pre-emptive right to purchase a pro rata portion of certain future sales of securities by the Company or to receive liquidated damages under the provisions of the Registration Rights Agreement executed in connection with the private placement. In addition, even if stockholders approve Proposal Two, neither Mr. Paxton nor Mr. Gero will be able to convert or redeem his shares of Series 3 5% Preferred Stock or exercise his Private Placement Warrants for shares of Common Stock unless stockholders separately also approve this proposal.

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The Board, including all of the other members of the Board who did not participate in the private placement, in good faith after due consideration of all facts relevant to its decision, unanimously approved the participation of Mr. Paxton and Mr. Gero in the private placement and the issuance of shares of Common Stock to them in accordance with the terms of the Series 3 5% Preferred Stock and Private Placement Warrants as entirely fair to the Company and its stockholders.

Interest of Mr. Paxton and Mr. Gero

If stockholders do not approve this proposal, Mr. Paxton and Mr. Gero will be left with relatively illiquid securities in the form of Series 3 5% Preferred Stock and Private Placement Warrants which cannot be converted, redeemed or exercised for Common Stock. Further, upon approval, Mr. Paxton and Mr. Gero will have the right to purchase or otherwise receive shares of Common Stock below the current market value of the Common Stock. This right is limited to Mr. Paxton and Mr. Gero as participants, along with other investors in the private placement, and will not be issued generally to other holders of Common Stock.

Nasdaq Stockholder Approval Requirement

Nasdaq Marketplace Rule 4350 generally requires approval of any arrangement pursuant to which officers or directors of a corporation will or may acquire shares of the corporation’s common stock at a discount to current market price, unless all holders of common stock are given a similar right. Because the $2.18 conversion price Series 3 5% Preferred Stock purchased by Mr. Paxton and Mr. Gero permits them to acquire shares of Common Stock at a price lower than the $2.59 market price of the Common Stock on December 2, 2005, the shares of Series 3 Preferred Stock include the right to redeem the shares for shares of Common Stock at a discount as described in “Proposal Two – Terms of the Series 3 5% Preferred Stock – Redemption,” “—Factors Affecting Current Stockholders – Dilution” and “—Nasdaq Stockholder Approval Requirement,” and the reset provisions of the Private Placement Warrants may lower the exercise price below the market price on December 2, 2005 as described in “Proposal Two — Terms of the Private Placement Warrants,” “—Factors Affecting Current Stockholders – Dilution” and “—Nasdaq Stockholder Approval Requirement,”, the Company must secure stockholder approval of this proposal before Mr. Paxton or Mr. Gero may convert or redeem their shares of Series 3 5% Preferred Stock or exercise their Private Placement Warrants.

The Board recommends a vote FOR this proposal.

PROPOSAL FOUR
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed KBA Group LLP to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2006, subject to ratification by the Company’s stockholders at the Meeting. KBA Group LLP has served as the Company’s Independent Registered Public Accounting Firm since March 2003. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent auditors.

Although stockholder ratification and approval of this appointment is not required by the Company’s bylaws or otherwise, in keeping with the Company’s policy that its stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board is seeking ratification of this appointment. If the appointment is not ratified, the Board must then determine whether to appoint other auditors prior to the end of the current fiscal year. In such case, the opinions of stockholders will be taken into consideration.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees the Company has paid to the Independent Registered Public Accounting Firm for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by its Independent Registered Public Accounting Firm before the services are performed, including all of the services described below under Audit-Related Fees, Tax Fees and All Other Fees below.

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Audited Fees. Estimated fees billed for service rendered by KBA Group LLP for the reviews of Forms 10-Q and for the audit of the consolidated financial statements of the Company were $107,725 for 2005 and $59,550 for 2004.

Audited-Related Fees. Aggregate fees billed for all audit-related services rendered by KBA Group LLP consisted of $7,000 for 2005 and $7,875 for 2004. These amounts include employee benefit plan audits in 2004 and 2005.

Tax Fees. Aggregate fees billed for permissible tax services rendered by KBA Group LLP consisted of $46,145 for 2005 and $36,707 for 2004. These amounts include tax strategy services, preparation of sales tax returns, preparation of federal and state income tax returns, preparation of property tax and franchise tax returns and international tax issues.

All Other Fees. Aggregate fees billed for all other services rendered by KBA Group LLP consisted of $16,850 for 2005 and $35,725 for 2004. The services billed for 2005 were related to the Form S-3 filed in 2005. The services billed for 2004 were for fees related to the Form S-3 filed in 2004 and the subsequent amendment of 2003 Form 10-K and first quarter 2004 10-Q.

Representatives of KBA Group LLP are expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to appropriate questions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

The Board recommends a vote “FOR” this proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of April 20, 2006, unless otherwise indicated, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common and Preferred Stock, (ii) each director of the Company, (iii) the Company’s current executive officers and (iv) all current directors and executive officers of the Company as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

	Common Stock			5% Preferred Stock
Name of Beneficial Owner or Group (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (%)		Amount and Nature of Beneficial Ownership (2)	Percent of Class (%)

G. Ward Paxton (1)(3)	1,058,608	13.80%		140,000	53.91%
T. Joe Head (1)	544,115	7.65		—	—
J. Fred Bucy, Jr. (4)	16,834		*	—	—
James F. Gero (1)(5)	456,382	6.24		60,000	23.10
Donald M. Johnston (6)	19,691		*	—	—
Aaron N. Bawcom (7)	111,201	1.55		—	—
Eric H. Gore (8)	125,128	1.85		—	—
Garry L. Hemphill (9)	76,875	1.16		—	—
Michael L. Paxton (1)(10)	351,875	4.93		—	—
Gryphon Master Fund, L.P. (1)(11)	378,720	5.32		—	—
Enable Growth Partners L.P. (1) (12)	550,840	7.30		39,696	15.29
Marshall B. Payne (1)(13)	126,133	1.77		20,000	7.70
Kern Capital Management, LLC (1)(14)	535,800	7.66		—	—
All directors and executive officers as a group (10 persons) (15)	2,774,306	32.65		200,000	77.01

*                 Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)                                  The addresses of the persons or entities shown in the foregoing table who are beneficial owners of more than 5% of the Common Stock or Preferred Stock are as follows:  G. Ward Paxton, T. Joe Head and James F. Gero, 1101 East Arapaho Road, Richardson, Texas 75081; Gryphon Master Fund, L.P., 100 Crescent Court, Suite 490, Dallas, Texas 75201; Enable Growth Partners L.P., One Sansome Street, Suite 2900, San Francisco, CA 94104; Marshall B. Payne, 500 Crescent Court, Suite 250, Dallas, TX  75201; and Kern Capital Management, LLC, 114 West 47th Street, Suite 1926, New York, NY 10036.

(2)                                  Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission in accordance with Rule 13d-3(d)(1). Percentage of beneficial ownership is based on 7,046,213 shares of Common Stock outstanding as of April 20, 2006 and 259,696 shares of 5% Preferred Stock. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days following April 20, 2006 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Certain shares of Common Stock shown as beneficially owned are issuable upon conversion of the 5% Preferred Stock or exercise of warrants the Company issued in a private placement on March 25, 2004. Under the terms of these shares preferred stock and warrants, the shares of 5% Preferred Stock are convertible and the warrants are exercisable only to the extent that the number of shares of common stock issuable pursuant to those securities, together with the number of shares of Common Stock owned by the relevant person and its affiliates (but not including shares of Common Stock underlying unconverted portions of the 5% Preferred Stock or unexercised portions of the warrants) would not exceed 9.9% of the then outstanding Common Stock as determined in accordance with Section 13(d) of the Exchange Act. In addition, certain shares of Common Stock shown as beneficially owned are issuable upon the conversion of Series 2 5% Preferred Stock issued in a private placements on March 28, 2005. Under the terms of the Series 2 5% Preferred Stock, the shares are convertible only to the extent that the number of shares of Common Stock issuable upon conversion thereof and upon the exercise of the warrants issued in such private placement, together with the number of shares of Common Stock owned the relevant person and its affiliates (but not including shares of Common Stock underlying unconverted portions of the Series 2 preferred stock or unexercised portions of the warrants) would not exceed 4.99% of the then outstanding common stock as determined in accordance with Section 13(d) of the Exchange Act. However, this restriction does not apply to any holder of the Series 2 Preferred Stock who is one of the Company’s directors or officers. Similar restrictions apply to the conversion of the Series 3 5% Preferred Stock and Private Placement Warrants as described in “Proposal Two — Terms of the Series 3 5% Preferred Stock – Conversion” and “— Terms

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of the Private Placement Warrants.” Although these restrictions do not currently limit the conversion of shares of Series 3 5% Preferred Stock or exercise of the Private Placement Warrants by Mr. Paxton or Mr. Gero, neither Mr. Paxton nor Mr. Gero may convert their shares of Series 3 5% Preferred Stock, into or exercise their Private Placement Warrants for, Common Stock unless stockholders approve Proposal Three. Further, the Company cannot issue shares of Common Stock to any investor who participated in the December 2, 2005 private placement upon the conversion of their shares of Series 3 5% Preferred Stock or the exercise of their Private Placement Warrants, if the number of shares to be issued upon the conversion of all of the shares of Series 3 5% preferred stock and exercise all of the Private Placement Warrants exceeds 1,381,900, or 19.99% of the Company’s outstanding shares of Common Stock on December 2, 2005, unless stockholders approve Proposal Two. Accordingly, the number of shares of Common Stock set forth in the column under “Common Stock” entitled “Amount and Nature of Beneficial Ownership” in the table above exceeds the number of shares of Common Stock that they could beneficially own at any given time through the ownership of these securities.

(3)                                  Includes the equivalent of 5,040 shares held by Mr. Paxton in the Intrusion Stock Fund in the Intrusion 401(k) Savings Plan. Includes the equivalent of 55,046 shares that may be issued upon conversion of Series 3 5% Preferred Stock, 160,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 222,646 shares that may be issued upon conversion of 5% Preferred Stock and 185,449 shares that Mr. Paxton may acquire upon the exercise of warrants that are currently exercisable or exercisable within 60 days of April 20, 2006. Also includes 25,000 shares that Mr. Paxton may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006.

(4)                                  Includes 13,334 shares that Mr. Bucy may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006.

(5)                                  Includes the equivalent of 27,523 shares that may be issued upon conversion of Series 3 5% Preferred Stock, the equivalent of 60,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 95,419 shares that may issued upon conversion of 5% Preferred Stock and 77,159 shares that Mr. Gero may acquire upon exercise of warrants that are currently exercisable or exercisable within 60 days of April 20, 2006. Also includes 4,168 shares that Mr. Gero may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006.

(6)                                  Includes 13,334 shares that Mr. Johnston may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006.

(7)                                  Includes 111,201 shares that Mr. Bawcom may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006.

(8)                                  Includes 125,128 shares that Mr. Gore may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006. Also includes the equivalent of 4,714 shares held by Mr. Gore in the Intrusion Stock Fund in the Intrusion 401(k) Savings Plan.

(9)                                  Includes 76,875 shares that Mr. Hemphill may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006.

(10)                            Includes 185,625 shares held directly by Mr. Michael Paxton, 8,029 shares held by Mr. Paxton’s wife, and 68,221 held by trusts of Mr. Paxton’s children. Also includes 90,000 shares that Mr. Paxton may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of April 20, 2006.

(11)                            Includes 128,022 shares that Gryphon Master Fund may acquire upon exercise of warrants that are currently exercisable or exercisable within 60 days of April 20, 2006. Gryphon Master Fund, L.P. has shared voting power and shared dispositive power over all of these shares with Gryphon Management Partners, L.P., Gryphon Partners, L.P., Gryphon Partners (QP), L.P., Gryphon Advisors, LLC and E.B. Lyon IV. Gryphon Partners, L.P. is the general partner of Gryphon Master Fund, L.P. Gryphon Management Partners, L.P. is the general partner of Gryphon Partners, L.P. Gryphon Advisors, LLC is the general partner of Gryphon Management Partners, L.P. Mr. Lyon controls Gryphon Advisors, LLC and has voting and/or investment control over the shares held by Gryphon Master Fund, L.P. Mr. Lyon disclaims beneficial ownership of these shares.

(12)                            Includes the equivalent of 137,615 shares that may be issued upon the conversion of Series 3 5% Preferred Stock, the equivalent of 200,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 63,129 shares that may be issued upon conversion of 5% Preferred Stock and 207,436 shares that Enable Growth Partners L.P. may acquire upon exercise of warrants that are currently exercisable or exercisable within 60 days of April 20, 2006. Mitch Levine has voting and/or investment control over the shares held by Enable Growth Partners LP. Mr. Levine disclaims beneficial ownership of these shares.

(13)                            Includes the equivalent of 23,194 shares that may be issued upon the conversion of Series 3 5% Preferred Stock, the equivalent of 40,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 31,806 shares that may be issued upon conversion of 5% Preferred Stock and 42,730 shares that Mr. Payne may acquire upon exercise of warrants that are currently exercisable or exercisable within 60 days of April 20, 2006.

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(14)                            According to a Schedule 13G/A filed with the SEC on February 14, 2006, Kern Capital Management, LLC, on its behalf and on behalf of Robert E. Kern, Jr., David G. Kern and Redpoint Partners LP has reported that it has shared voting and shared dispositive  power over 535,800 shares of Common Stock.

(15)                            Includes an aggregate of 319,040 shares that may be acquired upon exercise of options of officers and directors that are currently exercisable or will become exercisable within 60 days of April 20, 2006. Includes the equivalent of 82,569 shares that may be issued upon conversion of Series 3 5% Preferred Stock, the equivalent of 220,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 318,065 shares that may be issued upon conversion of 5% Preferred Stock and 262,608 shares that may be acquired upon exercise of warrants that are currently exercisable or exercisable within 60 days of April 20, 2006.

Executive Officers

The following table sets forth the names and ages of all executive officers of the Company, their respective positions with the Company, and the period during which each has served as an officer.

Name of Officer	Age	Position(s)	Served as Officer Since

G. Ward Paxton	70	Chairman, President, Chief Executive Officer and Director	2001
Jay W. Barbour	37	Vice President, Marketing	2006
Aaron N. Bawcom	33	Vice President, Engineering	2003
Eric H. Gore	52	Vice President, Worldwide Sales	1994
T. Joe Head	49	Vice Chairman and Vice President	2003
Garry L. Hemphill	57	Vice President, Operations	2003
Michael L. Paxton	45	Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	2002

Jay W. Barbour joined the Company on January 11, 2006 as Vice President of Marketing. As Vice President of Marketing, he is responsible for the strategies to bring the Company’s services to market. Prior to joining the Company, Mr. Barbour held various positions in the hi-tech industry including the Vice President of Product Management at ScanSafe in 2005 as well as a consultant to security and wireless start-ups in the United Kingdom and United States from 2003 until 2005. From 2002 to 2003, Mr. Barbour was a Senior Product Manager at Hewlett Packard. Mr. Barbour was Product Manager of Security at 3Com from 2000 to 2002 and was also the Product Marketing Manager at Teradyne from 1999 to 2000. Mr. Barbour holds a B.S. degree in Engineering Physics with honors from Queen’s University, Canada. Mr. Barbour also holds an M.B.A from INSEAD, France, and is a Certified Information Systems Security Professional (CISSP).

Aaron N. Bawcom was named Vice President of Engineering on January 29, 2003. He joined the Company on April 10, 2000 as Director of Product Development of Security Software. As Vice President of Engineering, he is responsible for the technical direction and development of all products. From 1998 to 2000, Mr. Bawcom served as engineer, manager, and chief architect for Network Associates security products where he produced Enterprise Management, Intrusion Detection, and Firewall software. Prior to that time, Mr. Bawcom worked as an engineer producing a network based content scanning product for McAfee. Mr. Bawcom holds a B.S. degree in Computer Science from Texas A&M University.

Eric H. Gore has served the Company as Vice President—Worldwide Sales since June 2001. He also served as Vice President—International Sales from December 2000 to June 2001 and Vice President—Strategic Business Development from 1994 to 2000. Mr. Gore previously held positions with the Company as Director of Strategic Business Development from 1992 to 1994, Area Sales Manager from 1989 to 1992 and Regional Sales Manager from 1984 to 1989. Prior to joining the Company, Mr. Gore served Texas Instruments Incorporated in various marketing positions from 1979 to 1982. Mr. Gore holds a M.B.A. degree from Hardin-Simmons University and a Bachelor of Business Administration degree from the University of North Texas.

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Garry L. Hemphill joined the Company on February 14, 2003 as Vice President of Operations. Mr. Hemphill was previously employed with the Company from 1987 to 2000 as Vice President of Operations and 1984 to 1987 as Director of Operations. From 2002 to 2003, Mr. Hemphill acted as an independent consultant to contract manufacturers in the area of business development. From 2000 to 2001, Mr. Hemphill was President and Chief Executive Officer of VHB Technologies, Inc., a Richardson, Texas based start-up. Mr. Hemphill’s background covers over 20 years in data networking, engineering and operation management. Mr. Hemphill holds an Associate Degree in Business Administration from the University of Texas at Dallas.

Michael L. Paxton joined the Company on August 13, 2002 as Vice President, Chief Financial Officer, Secretary and Treasurer. He was also employed by the Company from 1986 until May 1998. Mr. Paxton previously held positions with the Company as Vice President and Secretary from 1995 to 1998, Controller of Finance and Accounting from 1987 to 1995 and Accounting Manager from 1986 to 1987. From 1998 to August 2002, Mr. Paxton served as General Partner for Paxton Ventures, L.P. Mr. Paxton holds a B.B.A. degree from the University of Oklahoma.

The biographies of G. Ward Paxton and T. Joe Head are provided in “Proposal One – Election of Directors.”

All executive officers of the Company are elected annually by the Board and serve at the discretion of the Board. There are no family relationships between any director or executive officer and any other such person except for Michael L. Paxton, Vice President, Chief Financial Officer, Secretary and Treasurer, who is the son of G. Ward Paxton, Chairman, President and Chief Executive Officer.

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EXECUTIVE COMPENSATION

Summary Compensation Information

The following table sets forth certain summary information regarding all cash compensation earned by the Company’s Chief Executive Officers and each of the Company’s four other most highly compensated executive officers (the “Named Executive Officers”) for the last three fiscal years in all capacities in which they served the Company and its subsidiaries for such period. No executive officers who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2005 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that year. The individuals listed below shall be referred to as the (“Named Executive Officers”).

Summary Compensation Table

						Long-Term Compensation (5)
		Annual Compensation				Awards
Name and Principal	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)(6)

G. Ward Paxton,	2005	$122,500	—	—		65,000	$1,225
Chairman, President,	2004	122,500	—	—		—	1,225
CEO and Director	2003	122,500	—	—		—	1,225
T. Joe Head, (2)	2005	175,000	—	—		65,000	1,750
Vice-Chairman, Vice President	2004	175,000	—	—		—	1,750
and Director	2003	126,538	—	—		—	1,265
Aaron N. Bawcom, (3)	2005	175,000	—	—		47,500	—
Vice President of	2004	175,000	—	—		21,875	—
Engineering	2003	174,058	$175,000	—		12,500	—
Eric H. Gore,	2005	155,000	37,831	$7,200	(4)	47,500	—
Vice President of	2004	155,000	37,102	7,200	(4)	21,875	—
Worldwide Sales	2003	155,834	49,090	7,200	(4)	12,500	—
Michael L. Paxton,	2005	122,500	—	—		52,500	1,225
Vice President, Chief Financial	2004	122,500	—	—		16,875	1,225
Officer, Treasurer and Secretary	2003	147,404	—	—		12,500	1,474

(1)                                  Represents bonus compensation and/or commission earned during the fiscal year indicated, a portion of which may have been or will be paid during the subsequent fiscal year.

(2)                                  T. Joe Head was named Vice Chairman and Vice President on February 14, 2003.

(3)                                  Aaron Bawcom joined the Company on April 10, 2000 and was named Vice President of Engineering on January 29, 2003. The bonus paid to Mr. Bawcom in 2003 was pursuant to the employment agreement dated February 4, 2003. Such employment agreement is described in the Certain Transactions with Management section of this proxy statement.

(4)                                  Car allowance income.

(5)                                  No restricted stock awards or long-term incentive plan payouts were paid to the Company’s Chief Executive Officer and the “Named Executive Officers for the last three fiscal years. These columns have been omitted from the table.

(6)                                  This amount includes the annual employer matching contributions under the Company’s tax qualified Section 401(k) Savings Plan.

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Option Grants During Fiscal Year 2005

The following table provides information related to options to acquire shares of Common Stock granted to the Named Executive Officers during fiscal year 2005. The Company did not grant any stock appreciation rights during fiscal year 2005.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise or Base Price	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Granted (#)(2)	Fiscal Year	($/Share)(3)	Date	5%($)	10%($)

G. Ward Paxton	25,000	4.43%	$3.20	01/31/15	$50,312	$127,499
	40,000	7.10	3.08	06/14/15	77,480	196,349
T. Joe Head	25,000	4.43	3.20	01/31/15	50,312	127,499
	40,000	7.10	3.08	06/14/15	77,480	196,349
Aaron N. Bawcom	7,500	1.33	3.20	01/31/15	15,093	38,250
	40,000	7.10	3.08	06/14/15	77,480	196,349
Eric H. Gore	7,500	1.33	3.20	01/31/15	15,093	38,250
	40,000	7.10	3.08	06/14/15	77,480	196,349
Michael L. Paxton	12,500	2.22	3.20	01/31/15	25,156	63,750
	40,000	7.10	3.08	06/14/15	77,480	196,349

(1)                                  The potential realizable value illustrates the value that may be realized upon exercise of the options immediately prior to the expiration of their respective terms, assuming the specified compounded rates of appreciation of the Company’s Common Stock over the term of each option. There can be no assurance that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. These potentially realizable values do not take into account provisions of each option providing for termination of the option following cessation of employment, nontransferability or effective vesting over one year. All options granted in 2005 in the table above fully vest after 1 year.

(2)                                  Options granted to Mr. Head, Mr. Bawcom and Mr. Gore on January 31, 2005 were incentive stock options. All other options granted on January 31, 2005 and all options granted on June 14, 2005 were nonqualified stock options. Each option has a term of ten years from date of grant, subject to earlier termination under certain conditions upon cessation of employment of the optionee and become exercisable one year from the date of grant. Such options are not transferable.

(3)                                  The exercise price per share of each option was equal to 100% of the fair market value of the Common Stock per share on the date of grant. The Compensation Committee, in its sole discretion, may affect the cancellation of such options in exchange for a new option grant with a lower exercise price equal to the current fair market value per share at the time of cancellation.

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Option Exercises and Fiscal Year End Holdings

The following table sets forth information with respect to options exercised by the Named Executive Officers during fiscal year 2005 and the number and value of options held at fiscal year end. No stock appreciation rights were exercised and no stock appreciation rights were outstanding at fiscal year end.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

	Shares Acquired On	Value	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

G. Ward Paxton	—	—	—	65,000	—	—
T. Joe Head	—	—	—	65,000	—	—
Eric H. Gore	—	—	77,628	47,500	$19,725	—
Aaron N. Bawcom	—	—	63,701	47,500	20,250	—
Michael L. Paxton	—	—	37,500	52,500	8,413	—

(1)                                  The closing price for the Company’s Common Stock as reported by The Nasdaq Stock Market (SmallCap Market System) on December 31, 2005, was $2.10 per share. The indicated value is calculated on the basis of the difference between the option exercise price per share and $2.10, multiplied by the number of shares of Common Stock underlying each “in-the-money” option.

Compensation of Directors

Messrs. Bucy, Gero and Johnston (each non-employee director) receive a cash retainer fee of $1,000 per month. Each non-employee director also receives a fee of $1,000 for each meeting of the Board attended (excluding telephonic meetings) and for each meeting of a committee of the Board attended (exclusive of committee meetings held on the same day as Board meetings). Each non-employee director also receives a fee of $500 for each telephonic meeting attended. Each non-employee director is also reimbursed for all reasonable expenses incurred in attending such meetings. No director who is an employee of the Company receives any fees for service as a director of the Board. However, G. Ward Paxton and T. Joe Head each earned compensation for his services to the Company as an employee as set forth in the Summary Compensation Table. Neither Mr. Paxton nor Mr. Head received any stock options during 2005 or any additional fees for his services as a director of the Board.

Under the Automatic Option Grant Program of the 2005 Plan, as approved by the stockholders on June 14, 2005,  each non-employee director will automatically be granted an option to purchase 10,000 shares of Common Stock upon joining the Board and an option to purchase 5,000 shares of Common Stock on the date of each annual stockholder meeting as long as the director has served at least six months prior to the date of grant.

Employment Agreements

Neither the Company nor its subsidiaries has any employment agreements with any of its Named Executive Officers.

27

Stock Performance Information

The following chart illustrates the percentage of change in the cumulative total stockholder return on the Company’s Common Stock during the five year period ending December 31, 2005, compared with the cumulative total return on the Center for Research in Securities Prices (“CRSP”) Total Return Index for The US Nasdaq Stock Market, CRSP Total Return Index for Nasdaq Computer Manufacturing Stocks, and the CRSP Total Return Index for Nasdaq Computer and Data Processing Stocks, respectively, for the same periods.

STOCK PERFORMANCE*

	Dec 31 2000	Dec 29 2001	Dec 31 2002	Dec 31 2003	Dec 31 2004	Dec 30 2005
Intrusion Inc.	100	36.21	6.63	12.42	15.32	11.05
CRSP Total Rtn. Index for the US Nasdaq Stock Market	100	79.32	54.84	81.99	89.22	91.12
CRSP Total Rtn. Index for Nasdaq Computer Mfg. Stocks	100	68.89	45.65	63.50	83.03	84.96
CRSP Total Rtn. Index for Nasdaq Computer and Data Processing	100	80.53	55.53	73.15	80.57	83.30

*                                         The comparison assumes (i) $100 was invested on December 29, 2000 in the Company’s Common Stock and in each of the foregoing indices and (ii) that any dividends paid by companies included in the comparative indices were reinvested in additional shares of the same class of equity securities of such companies at the frequency with which dividends were paid during the applicable periods depicted.

The stock performance information depicted in the foregoing chart is not necessarily indicative of future stock performance.

28

CERTAIN TRANSACTIONS WITH MANAGEMENT

March 25, 2004 Private Placement

On March 25, 2004, the Company completed a $5,000,000 private placement of 1,000,000 shares of its 5% Preferred Stock and warrants to purchase 556,619 shares of its Common Stock at an initial exercise price of $3.144 per share to various purchasers. The following executive officers, directors and 5% beneficial holders participated in the private placement:

Name	Relationship	Amount Invested	Shares of 5% Preferred Stock	Warrants

G. Ward Paxton	Chairman, President, Chief Executive Officer and Director	$700,000	140,000	77,926

James F. Gero	Director	$300,000	60,000	33,397

Gryphon Master Fund, L.P.	5% Stockholder	$1,150,000	230,000	128,022

Enable Growth Partners L.P.	5% Stockholder	$450,000	90,000	50,095

Marshall B. Payne	5% Stockholder	$100,000	20,000	44,529

In connection with the private placement, the Company granted each investor, other than Mr. Paxton and Mr. Gero, who continues to own shares of Preferred Stock prior to the sale, the right to purchase a pro rata portion of certain future sales of securities by the Company based on the ratio of the number of shares of Common Stock held by that eligible investor, including any shares of Common Stock issuable upon conversion of the 5% Preferred Stock and the exercise of the warrants owned by that eligible investor, to the total number of shares of Common Stock outstanding immediately prior to the sale, assuming the conversion of outstanding 5% Preferred Stock and the exercise of the outstanding warrants. However, if the future sale is at a price below the average trading price of Common Stock for the ten days preceding the sale, each of the eligible investors will have the right to purchase a pro rata portion of the new securities based on the ratio of the number of shares of Common Stock owned by that eligible investor, assuming the conversion of the 5% Preferred Stock and the exercise of the warrants owned by that investor, to the total number of shares of Common Stock then owned by all the eligible investors, assuming the conversion of all outstanding 5% Preferred Stock and the exercise of all outstanding warrants. This right to purchase expired on March 25, 2005. Prior to its expiration, Enable Growth Partners L.P. exercised its right to purchase in order to participate in the Company’s private placement completed on March 28, 2005 as described below under “—March 28, 2005 Private Placement.”

As part of the private placement, the Company entered into a Registration Rights Agreement, pursuant to which it agreed file a registration statement to register the shares of Common Stock issuable upon the conversion of the preferred stock and upon the exercise of the warrants issued to the investors in the private placement. Because the Company failed to have the registration statement declared effective by July 24, 2004, the terms of the Registration Rights Agreement required the payment of liquidated damages to the investors equal to 2% of the aggregate purchase price paid to the Company in the private placement for each thirty-day period, pro rated for any shorter period, that the effectiveness of the registration statement was delayed. The registration statement was declared effective on August 6, 2004, and the Company paid Gryphon and Enable liquidated damages of $9,967 and $3,900 respectively. Mr. Paxton and Mr. Gero agreed to waive the payment of their liquidated damages.

March 28, 2005 Private Placement

On March 28, 2005, the Company completed a $2,663,000 private placement of 1,065,200 shares of its Series 2 5% Preferred Stock and warrants to purchase 532,600 shares of its Common Stock at an initial exercise price of $2.77 per share to various purchasers. The following executive officers, directors and 5% beneficial holders participated in the private placement:

29

Name	Relationship	Amount Invested	Shares of Preferred Stock	Warrants

G. Ward Paxton	Chairman, President, Chief Executive Officer and Director	$400,000	160,000	80,000

James F. Gero	Director	$150,000	60,000	30,000

Enable Growth Partners L.P.	5% Stockholder	$500,000	200,000	100,000

Marshall B. Payne	5% Stockholder	$100,000	40,000	20,000

December 2, 2005 Private Placement

On December 2, 2005, the Company completed a $1,230,843 private placement of 564,607 shares of its Series 3 5% Preferred Stock and warrants to purchase 282,306 shares of its Common Stock at an initial exercise price of $2.58 per share to various purchasers. The following executive officers, directors and 5% beneficial holders participated in the private placement:

Name	Relationship	Amount Invested	Shares of Preferred Stock	Warrants

G. Ward Paxton	Chairman, President, Chief Executive Officer and Director	$120,000	55,046	27,523

James F. Gero	Director	$60,000	27,523	13,762

Enable Partners L.P.	5% Stockholder	$300,000	137,615	68,808

Marshall B. Payne	5% Stockholder	$50,563	23,194	11,597

The terms of this private placement are described in Proposals Two and Three.

Since January 1, 2004, there have been no other transactions, or currently proposed transactions, between the Company and any of its executive officers, directors or 5% beneficial holders, or member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had an interest of more than $60,000.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation promulgated pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) report forms they file with the SEC.

Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2005, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act.

30

STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2007 Annual Meeting of Stockholders, such proposals must be received by the Company not later than January 12, 2007. Such proposals should be directed to Intrusion Inc., 1101 East Arapaho Road, Richardson, Texas 75081, Attention:  Secretary (telephone:  (972) 234-6400; telecopy:  (972) 234-1467).

Pursuant to Rule 14a-4(c) of the Exchange Act of 1934, if a stockholder who intends to present a proposal at the 2007 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to March 28, 2007, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2007 proxy statement.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telefax or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition, Mellon Investor Services LLC has been retained by the Company to aid in the solicitation of Proxies and will solicit Proxies by mail, telephone, internet, telefax and personal interview and may request brokerage houses and nominees to forward soliciting material to beneficial owners of Common Stock. For these services, Mellon Investor Services LLC will be paid fees not to exceed approximately $7,500, plus reasonable incidental expenses.

ADDITIONAL INFORMATION AVAILABLE

Upon the written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2005 Annual Report on Form 10-KSB, as filed with the SEC, including the financial statements and schedules thereto. The request should be directed to the Secretary at the Company’s offices indicated above.

The Company’s 2005 Annual Report on Form 10-KSB accompanies this Proxy Statement. The Annual Report on
Form 10-KSB, which includes financial statements, does not form and is not to be deemed part of this Proxy Statement.

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OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment thereof, the enclosed Proxy confers upon the persons named in and entitled to vote the shares represented by such Proxy discretionary authority to vote the shares represented by such Proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed Proxy also may, if it is deemed advisable, vote such Proxy to adjourn the Meeting from time to time.

Please sign, date and return promptly the enclosed Proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

G. WARD PAXTON
Chairman, President and Chief Executive Officer

Richardson, Texas
May 12, 2006

32

Appendix A

Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 2, 2005, by and among Intrusion Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1                                 Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designations (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Actual Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock are held until the third anniversary of the Closing Date, subject to the limitation on the number of shares of Common Stock issuable hereunder set forth in Sections 6(c) and 6(d) of the Certificate of Designations.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Certificate of Designations” means the Certificate of Designations to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Patton Boggs LLP.

“Conversion Price” shall have the meaning ascribed to such term in the Certificate of Designations.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agent” shall have the meaning set forth in the Escrow Agreement.

“Escrow Agreement” shall mean the Escrow Agreement in substantially the form of Exhibit E hereto executed and delivered contemporaneously with this Agreement.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of, or consultants to, the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-

employee directors established for such purpose, (b) securities upon the exercise of or conversion of (i) any Securities issued hereunder or (ii), convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that in the case of this clause (ii) such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities other than as a result of the operation of the anti-dilution provisions thereof, (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) shares of capital stock, convertible securities, options or warrants issued in connection with any pro rata stock split or stock dividend in respect of any series or class of capital stock of the Company or recapitalization by the Company, (e) warrants issued pursuant to a commercial borrowing, secured lending or lease financing transaction approved by the Company’s Board of Directors, (f) securities issued to a registered broker-dealer engaged by the Company to seek financing on the Company’s behalf, paid as compensation for actually obtaining any such financing, (g) shares of capital stock issued in a firm-commitment underwritten public offering of securities pursuant to a registration statement filed under the Securities Act with gross proceeds of at least $30,000,000 and (h) securities issued upon the conversion or exercise of any of the capital stock, convertible securities, options or warrants described in clauses (a) through (g), provided that in the case of this clause (h) such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities other than as a result of the operation of the anti-dilution provisions thereof.

“Existing Preferred Stock” means the Company’s 1,000,000 shares of 5% Convertible Preferred Stock, par value $0.01 per share, designated pursuant the Certificate of Designation filed with the Delaware Secretary of State on March 25, 2004; and the Company’s 1,200,000 shares of 5% Series 2 Convertible Preferred Stock par value $0.01 per share, designated pursuant the Certificate of Designation filed with the Delaware Secretary of State on March 24, 2005.

“FW” means Feldman Weinstein LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.13.

“Permitted Lien” means (i) any Lien for Taxes not yet due; (ii) any statutory Lien or contractual landlord’s Lien or other Lien created by operation of law arising in the ordinary course of business with respect to a Liability that is not yet due; (iii) retention of title agreements with suppliers entered into in the ordinary course of business; (iv) non-exclusive licenses of intellectual property granted by the Company to third parties in the ordinary course of business; (v) licenses and restrictions on use of third party intellectual property licensed to or used by the Company in the ordinary course of business; (vi) source code escrow arrangements; (vii) restrictions on transfer under federal or state securities laws; and (viii) such imperfections of title and non-monetary Liens as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby or otherwise materially impair business operations involving such properties.

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the up to 565,000 shares of the Company’s Series 3 5% Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designations.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.13.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.11.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Preferred Stock, the Warrants and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Trading Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares and shares of Common Stock issuable upon exercise of the Warrants in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

 “Stated Value” means $2.18 per share of Preferred Stock.

“Subscription Amount” shall mean, as to each Purchaser, the amount to be paid for the Preferred Stock purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount”, in United States Dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.13.

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.13.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) or identified in an Exhibit included or incorporated in the SEC Reports pursuant to Item 601(b)(21) of Regulation S-B.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Documents” means this Agreement, the Certificate of Designations, the Warrants, the Escrow Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock.

 “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

“Warrants” means collectively the Common Stock purchase warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable beginning 6 months following the issuance thereof and have a term of exercise equal to 5 years.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II

PURCHASE AND SALE

2.1                                 Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, up to 565,000 shares of Preferred Stock with an aggregated Stated Value equal to such Purchaser’s Subscription Amount and Warrants as determined by pursuant to Section 2.2(a)(iii).  The aggregate number of shares of Preferred Stock sold hereunder shall be up to 565,000.  Each Purchaser shall deliver to the Company via wire transfer or a certified check of immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective shares of Preferred Stock and Warrants as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing.  Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur via facsimile and electronic transmission at the offices of the Escrow Agent, or such other location as the parties shall mutually agree.

2.2                                                         Deliveries.

a)                                      On the Closing Date, the Company shall deliver or cause to be delivered to the Escrow Agent with respect to each Purchaser the following:

(i)                                     this Agreement duly executed by the Company;

(ii)                                  a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser’s Subscription Amount divided by the Stated Value, registered in the name of such Purchaser;

(iii)                               a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser’s Subscription Amount divided by $2.18, with an exercise price equal to $2.58, subject to adjustment therein;

(iv)                              the Registration Rights Agreement duly executed by the Company;

(v)                                 the Escrow Agreement duly executed by the Company;

(vi)                              the written voting agreement, in the form of Exhibit F attached hereto, of all of the officers, directors and shareholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof to vote all Common Stock owned by each of such officers, directors and shareholders as of the record date for the annual meeting of shareholders of the Company in favor of Shareholder Approval; and

(vii)                           a legal opinion of Company Counsel, in the form of Exhibit D attached hereto.

b)                                     On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Escrow Agent the following:

(i)                                     this Agreement duly executed by such Purchaser;

(ii)                                  such Purchaser’s Subscription Amount by wire transfer to the account of the Escrow Agent;

(iii)                               the Escrow Agreement duly executed by such Purchaser; and

(iv)                              the Registration Rights Agreement duly executed by such Purchaser.

2.3                                                         Closing Conditions.

a)                                      The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)                                     the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii)                                  all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

(iii)                               the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement;

(iv)                              the Company shall have received the Required Approval contemplated by Section 3.1(e)(iii) from Nasdaq for the listing of the Underlying Shares; and

(v)                                 the Company shall have received the Required Approval of the holders of the Existing Preferred Stock contemplated by Section 3.1(e)(vi).

b)                                     The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)                                     the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii)                                  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)                               the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)                              there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)                                 From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Preferred Stock at the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1                                 Representations and Warranties of the Company.  Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”) which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser.

(a)                                  Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a) or identified in an Exhibit included or incorporated in the SEC Reports pursuant to Item 601(b)(21) of Regulation S-B.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens other than Permitted Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

(b)                                 Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole (other than any of the following, either alone or in combination: (A) any effect or change occurring as a result of (1) general economic or financial conditions or (2) other developments which are not unique to the Company but also affect other persons or entities in the Company’s industry; (B) any change or effect resulting from a delay in the Closing not caused directly or indirectly by the Company; or (C) failure of the Company’s results of operations to meet any internal or external projections, predictions, estimates or expectations, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)                                  Authorization; Enforcement.  Subject to obtaining the Required Approvals, the Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder.  Subject to obtaining the Required Approvals, the execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals.  Subject to obtaining the Required Approvals, each Transaction Documents has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions of the Registration Rights Agreement or this Agreement may be limited by federal or state securities laws.

(d)                                 No Conflicts.  Subject to obtaining the Required Approvals, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected and which is or is required to be filed or incorporated as an exhibit to the SEC Reports, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations except to the extent such laws may limit the indemnification provisions of the Registration Rights Agreement or this Agreement), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)                                  Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.6, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Preferred Stock and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (v) the filing of the Certificate of Designations with the Delaware Secretary of State, (vi) the consent of the holders of at least a majority of the outstanding shares of the 5% Convertible Preferred Stock and the affirmative vote of all of the holders of the outstanding shares of the 5% Series 2 Convertible Preferred Stock, (vii) any approval of the Company’s stockholders required under the rules and regulations of the Nasdaq Stock Market prior to the conversion of the Preferred Stock or exercise of the Warrants acquired by Purchasers who are also directors or officers of the Company as of the date hereof, and (viii) the Shareholder Approval (collectively, the “Required Approvals”).

(f)                                    Issuance of the Securities.  Subject to obtaining the Required Approvals, the Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or under federal or state securities laws.  Subject to obtaining the Required Approvals, the Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or under federal or state securities laws.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Actual Minimum on the date hereof.

(g)                                 Capitalization.  The capitalization of the Company as of November 15, 2005 is as set forth on Schedule 3.1(g).  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents other than the Required Approvals which have not been exercised or waived as of the Closing Date.  Except as a result of the purchase and sale of the Securities or as otherwise provided in the Transaction Documents or set forth on Schedule 3.1(g) or in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the shares of Preferred Stock.  Except as set forth on Schedule 3.1(g) or in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)                                 SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)                                     Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission and (C) liabilities incurred in connection with the negotiation, preparation, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby, (iii) the Company has not altered its method of accounting, except as required by GAAP, the Securities Act, the Exchange Act or the Commission or as otherwise disclosed in the SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders (other than dividends payable to holders of Existing Preferred Stock) or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than as a result of the conversion of outstanding shares of Existing Preferred Stock) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or the Transaction Documents.  The Company does not have pending before the Commission any request for confidential treatment of information.

(j)                                     Litigation.  Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material

Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)                                  Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(l)                                     Compliance.  Subject to obtaining the Required Approvals and except as otherwise set forth in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) and which is or is required to be filed or incorporated as an exhibit to the SEC Reports, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

(m)                               Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)                                 Title to Assets.  The Company and the Subsidiaries have good and valid title to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and valid title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid and subsisting and enforceable against the Company or the Subsidiary party thereto, and the Company or such Subsidiary is in compliance with the terms thereof, except for such noncompliance as could not have a Material Adverse Effect.

(o)                                 Patents and Trademarks.  To the knowledge of the Company (without any special investigation or patent search) the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that used in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company (without any special investigation or patent search), all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

(p)                                 Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged to the extent conducted by companies of similar size and financial condition, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.  To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)                                 Transactions With Affiliates and Employees.  Other than the Transaction Documents and except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(r)                                    Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(s)                                  Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(t)                                    Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. Subject to obtaining the Required Approvals, the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u)                                 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the shares of Preferred Stock, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)                                 Registration Rights.  Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w)                               Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Subject to obtaining the Required Approvals and consummation of the transactions contemplated by the Transaction Documents, the Company is in compliance with all such listing and maintenance requirements.

(x)                                   Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y)                                 Disclosure.  Except for the existence of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information, except to the extent such information was provided to a Purchaser who has executed a confidentiality or non-disclosure agreement on or prior to the date hereof.  The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.  All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)                                   No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)                            Solvency.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, the Company believes its available cash, cash equivalents and short term investments are sufficient to fund the operation of its business for the next twelve months.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb)                          Form S-3 Eligibility.  The Company is eligible to register the resale of the Underlying Shares for resale by the Purchaser on Form S-3 promulgated under the Securities Act pursuant to General Instruction I.B.3 of Form S-3.

(cc)                            Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(dd)                          No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee)                            Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended

(ff)                                Accountants.  The Company’s accountants are set forth on Schedule 3.1(ff) of the Disclosure Schedule.  To the Company’s knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2005 are a registered public accounting firm as required by the Securities Act.

(gg)                          Seniority.  As of the Closing Date, no other equity of the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

(hh)                          No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

(ii)                                  Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(jj)                                  Acknowledgement Regarding Purchasers’ Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.16 hereof), it is understood and agreed by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counter parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.

3.2                                 Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)                                  Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Documents to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)                                 Own Account.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)                                  Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3),

(a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)                                 Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)                                  General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)                                    Short Sales and Confidentiality.  Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”).  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g)                                 Opportunities for Additional Information. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary by such Purchaser in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1                                 Transfer Restrictions.

(a)                                  The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)                                 The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c)                                  Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. If all or any shares of Preferred Stock or any portion of a Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  If requested by the applicable Purchaser, certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

(d)                                 In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend.  Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e)                                  Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s and the Company’s counsel’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.  The Company’s counsel, from time to time, is expressly authorized to rely upon this covenant of Section 4.1(e).

(f)                                    Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Preferred Stock.

4.2                                 Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3                                 Furnishing of Information.  As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144; provided, however, that the Company shall not be required to disclose to such Person any material non-public information regarding the Company.

4.4                                 Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.5                                 Conversion and Exercise Procedures.  Except for delivery of the Preferred Stock certificate and/or the Warrant certificate to the Company upon the final conversion of the Preferred Stock or exercise of the Warrants, as applicable, the form of Notice of Exercise included in the Warrants and the Notice of Conversion included in the Certificate of Designations set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Preferred Stock.  No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Preferred Stock.  The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6                                 Securities Laws Disclosure; Publicity.  The Company shall, (a) by 8:30 a.m. Eastern time on the Trading Day following the Closing Date, issue a press release, reasonably acceptable to the Purchasers acquiring a majority of the shares of Preferred Stock at the Closing disclosing the material terms of the transactions contemplated hereby and (b) by 8:30 a.m. Eastern time on the second Trading Day following the Closing Date, issue a Current Report on Form 8-K, reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby and shall attach the Transaction Documents thereto as exhibits.  The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Purchasers acquiring a majority of the shares of Preferred Stock at the Closing, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

4.7                                 Shareholder Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.8                                 Non-Public Information.  Except to the extent providing such information is required pursuant to the terms of this Agreement (including, without limitation, information regarding a Subsequent Financing provided pursuant to Section 4.13), the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.  Notwithstanding the foregoing, each Purchaser (i) acknowledges that (A) until the Company’s compliance with Section 4.6, the terms of the Transaction Documents and the consummation of the transactions contemplated hereby and (B) any information provided to such Purchaser pursuant to Section 4.13 (other than a Pre-Notice), may constitute material non-public information as defined by U.S. securities law Regulation FD; and (ii) agrees (A) to keep such information confidential (B) not to disclose such information to any third-party unless and until such information is made publicly available by the Company, (C) to otherwise comply with Regulation FD and (D) to refrain from trading in the Company’s Common Stock until such information is made publicly available (other than as a result of a breach of this Section 4.8).

4.9                                 Use of Proceeds.  Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), to redeem Common Stock or Common Stock Equivalents or to settle any outstanding litigation.  Prior to the receipt of Shareholder Approval, the Company shall not declare or pay any cash dividend on its shares of Common Stock while any shares of Preferred Stock remain outstanding

4.10                           Reimbursement.  If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person.  The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement, unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents.

4.11                           Indemnification of Purchasers.   Subject to the provisions of this Section 4.11, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party.  The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

4.12                           Reservation and Listing of Securities.

(a)                                  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

(b)                                 RESERVED.

(c)                                  The Company shall, if applicable: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Actual Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv)

maintain the listing of such Common Stock on any date at least equal to the Actual Minimum on such date on such Trading Market or another Trading Market. In addition, the Company shall present to its next annual meeting of shareholders a proposal to obtain Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Preferred Stock is no longer outstanding.

4.13                           Participation in Future Financing.

(a)  From the date hereof until the date that is the 180 days after the Effective Date, upon any financing by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (a “Subsequent Financing”), each Purchaser that (A) still owns shares of Preferred immediately prior to date of the Pre-Notice, (B) purchased shares of Preferred stock on the Closing Date, and (C) was not an officer or director of the Company as of the Closing Date (any such Purchaser, for such purpose, an “Eligible Purchaser”) shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the “Participation Maximum”).

(b)  At least five Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Eligible Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of an Eligible Purchaser, and only upon a request by such Eligible Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one Trading Day after such request, deliver a Subsequent Financing Notice to such Eligible Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

(c)  Any Eligible Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth Trading Day after all of the Eligible Purchasers have received the Pre-Notice that the Eligible Purchaser is willing to participate in the Subsequent Financing, the amount of the Eligible Purchaser’s participation, and that the Eligible Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.  If the Company receives no notice from an Eligible Purchaser as of such fifth Trading Day, such Eligible Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)  If by 5:30 p.m. (New York City time) on the fifth Trading Day after all of the Eligible Purchasers have received the Pre-Notice, notifications by the Eligible Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice.

(e)  If by 5:30 p.m. (New York City time) on the fifth Trading Day after all of the Eligible Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Eligible Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Eligible Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Eligible Purchasers.  “Pro Rata Portion” is the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by an Eligible Purchaser participating under this Section 4.13 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Eligible Purchasers participating under this Section 4.13.

(f)  The Company must provide the Eligible Purchasers with a second Subsequent Financing Notice, and the Eligible Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

(g)  Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance.

4.14                           Subsequent Equity Sales.

(a)                                  From the date hereof until 180 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the 180 day period set forth in this Section 4.14 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares.

(b)                                 From the date hereof until such time as no Purchaser holds any of the Preferred Stock and Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a “Variable Rate Transaction”.  The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

(c)                                  Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.15                           Equal Treatment of Purchasers.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.  Further, the rights of Eligible Purchasers under Section 4.13 or a waiver of the terms thereof shall not be deemed to be unequal treatment of any non-Eligible Purchasers

4.16                           Short Sales and Confidentiality.  Each Purchaser covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the Discussion Time until prior to the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.6, such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).  Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.  Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

ARTICLE V

MISCELLANEOUS

5.1                                 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before December 7, 2005; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2                                 Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

5.3                                 Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4                                 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5                                 Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 75% of the outstanding Underlying Shares (assuming the conversion of all outstanding Preferred Stock and the exercise of all outstanding Warrants) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6                                 Headings  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.7                                 Successors and Assigns

.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser.  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers”.

5.8                                 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.1(e), Section 4.10 and Section 4.11.

5.9                                 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10                           Survival.  The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

5.11                           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.12                           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.13                           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Documents and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

5.14                           Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.15                           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16                           Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17                           Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.18                           Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW.  FW does not represent any of the Purchasers but only Stonegate Securities, Inc., who has acted as placement agent to the transaction.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.19                           Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.20                           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INTRUSION INC.		Address for Notice:

By:	/s/ G. Ward Paxton	1101 E. Arapaho Road
Name: G. Ward Paxton		Richardson, TX 75081
Title: President		Fax: 972.301.3892
ATTN: Chief Financial Officer
With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO INTZ SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount:

Shares of Preferred Stock:

Warrant Shares:

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

Appendix B

Certificate of Designations of
Series 3 5% Convertible Preferred Stock

INTRUSION INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES 3 5% CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

The undersigned, G. Ward Paxton and Michael Paxton, do hereby certify that:

1. They are the President and Secretary, respectively, of Intrusion Inc., a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue 5,000,000 shares of preferred stock, 1,000,000 shares of designated 5% Convertible Preferred Stock which have been issued and 1,200,000 shares of designated 5% Series 2 Convertible Preferred Stock, 1,065,200 of which have been issued.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 5,000,000 shares, $0.01 par value, issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any Series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, except as otherwise set forth in the Purchase Agreement, up to 565,000 shares of the preferred stock which the corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

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TERMS OF PREFERRED STOCK

Section 1.               Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 6(b).

“Buy-In” shall have the meaning set forth in Section 6(e)(iii).

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than a purchaser of Preferred Stock under the Purchase Agreement or a director, officer or other affiliate (as defined in Rule 144 of the Securities Act) of the Corporation of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation, or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers its assets, as

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an entirety or substantially as an entirety, to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth above in (i) or (iv).

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Holders’ obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all Conversion Shares by the Holder, who shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

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“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Equity Conditions” shall mean, during the period in question, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion, if any, (ii) all liquidated damages and other amounts owing in respect of the Preferred Stock shall have been paid; (iii) there is an effective Conversion Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on a Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is then existing no Triggering Event or event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (vii) the issuance of all of the shares issued or issuable pursuant to the Transaction Documents would not violate the limitations set forth in Sections 6(c) and (d) and (viii) no public announcement of a pending or proposed Fundamental Transaction, Change of Control Transaction or acquisition transaction has occurred that has not been consummated.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of, or consultants to, the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of (i) the Warrants or the Preferred Stock or (ii), convertible securities, options or warrants issued and outstanding on the date of the Purchase Agreement, provided that in the case of this clause (ii) such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities other than as a result of the operation of the anti-dilution provisions thereof, (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) shares of capital stock, convertible securities, options or warrants issued in connection with any pro rata stock

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split or stock dividend in respect of any series or class of capital stock of the Corporation or recapitalization by the Corporation, (e) warrants issued pursuant to a commercial borrowing, secured lending or lease financing transaction approved by the Corporation’s Board of Directors, (f) securities issued to a registered broker-dealer engaged by the Company to seek financing on the Company’s behalf, paid as compensation for actually obtaining any such financing, (g) shares of capital stock issued in a firm-commitment underwritten public offering of securities pursuant to a registration statement filed under the Securities Act with gross proceeds of at least $30,000,000 and (h) securities issued upon the conversion or exercise of any of the capital stock, convertible securities, options or warrants described in clauses (a) through (g), provided that in the case of this clause (h) such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities other than as a result of the operation of the anti-dilution provisions thereof.

“Existing Preferred Stock” means the Corporation’s 1,000,000 shares of 5% Convertible Preferred Stock, par value $0.01 per share, designated pursuant the Certificate of Designation filed with the Delaware Secretary of State on March 25, 2004 and the Company’s 1,200,000 shares of 5% Series 2 Convertible Preferred Stock, par value $0.01 per share, designated pursuant the Certificate of Designation filed with the Delaware Secretary of State on March 24, 2005.

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock, the Existing Preferred Stock and all other equity or equity equivalent securities of the Corporation other than those securities that are (a) outstanding on the Original Issue Date and (b) which are explicitly senior or pari passu in rights or liquidation preference to the Preferred Stock.

“Liquidation” shall have the meaning given such term in Section 5.

“New York Courts” shall have the meaning given such term in Section 10(d).

“Notice of Conversion” shall have the meaning given such term in Section 6(a).

“Original Issue Date” shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

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“Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Preferred Stock” shall have meaning given such term in Section 2.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning given such term in Section 6(e).

“Stated Value” shall have the meaning given such term in Section 2.

“Subscription Amount” shall mean, as to each Purchaser, the amount to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount”, in United States Dollars and in immediately available funds.

“Subsidiary” shall have the meaning given to such term in the Purchase Agreement.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Triggering Event” shall have the meaning set forth in Section 9(a).

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“Triggering Redemption Amount” for each share of Preferred Stock means the sum of (i) the greater of (A) 130% of the Stated Value and (B) the product of (a) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (b) the Stated Value divided by the then Conversion Price, (ii) all accrued but unpaid dividends thereon and (iii) all liquidated damages and other amounts due in respect of the Preferred Stock.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 9(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b)  if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c)  if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Corporation.

“Warrants” means the warrants to purchase up to approximately 283,000 shares of Common Stock issued pursuant to the Purchase Agreement.

Section 2.               Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series 3 5% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 565,000 (which shall not be subject to increase without the consent of 75% in interest of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.01 per share and a stated value equal to $2.18 (the “Stated Value”).  Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.  For avoidance of doubt, the Preferred Stock shall rank senior in priority to any Junior Securities with respect to the payment of dividends and to liquidation rights.

Section 3.               Dividends.

a)             The Holders shall be entitled to receive and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share)

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of 5% per annum (subject to increase pursuant to Section 9(b)), payable quarterly on March 1, June 1, September 1 and December 2, beginning with the first such date after the Original Issue Date and on any Conversion Date (except that, if such date is not a Trading Day, the payment date shall be the next succeeding Trading Day) (“Dividend Payment Date”).    Any dividends that are not paid within five Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the Dividend Payment Date through and including the date of payment).

b)            So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (unless all of the shares of the Preferred Stock are concurrently redeemed), other than as a result of the conversion into or exchange for Junior Securities or in connection with repurchases of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any Subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares upon the happening of certain events, such as termination in an aggregate amount not to exceed $100,000 per calendar year. So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock, including the Existing Preferred Stock, of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder) upon, nor shall any distribution be made in respect of, any Junior Securities other than dividends or distributions otherwise permitted by this paragraph (b) so long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

c)             The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the Delaware General Corporation Law) in respect of the Preferred Stock and any future issuances of the Corporation’s capital stock shall be equal to the aggregate par value of such Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date if such increase could adversely affect the Corporation’s ability to pay cash dividends on the Preferred Stock under Section 170 of the Delaware General Corporation Law.  The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of Holders of at least 75% of the outstanding shares of Preferred Stock.

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d)            Any reference to “distribution” contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, including any Liquidation under Section 5.

Section 4.               Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of 75% in interest of the Holders of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate of incorporation or other charter documents so as to affect adversely any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to the foregoing. Notwithstanding any provision of the Company’s Certificate of Incorporation or bylaws (each as amended to date) to the contrary, any matter requiring the vote or consent of the Holders of Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, shall be signed by the Holders of outstanding Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Preferred Stock entitled to vote thereon were present and voted.

Section 5.               Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  A Fundamental Transaction shall not be treated as a Liquidation, but a Change of Control Transaction shall be deemed to be a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 30 days prior to the payment date stated therein, to each record Holder.

Section 6.               Conversion.

a)             Conversions at Option of Holder. Each share of Preferred Stock shall be convertible into that number of shares of Common Stock (subject to the limitations set forth in Sections 6(c) and (d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price, at the option of the Holder, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as

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Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion to the Corporation by facsimile (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  To effect conversions, as the case may be, of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such share of Preferred Stock promptly following the Conversion Date at issue.  Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and may not be reissued.

b)            Conversion Price.  The conversion price for the Preferred Stock shall equal $2.18 (the “Conversion Price”), subject to adjustment herein.

c)             Beneficial Ownership Limitation.  The Corporation shall not effect any conversion of the Preferred Stock, and the Holder shall not have the right to convert any portion of the Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Stated Value of Preferred Stock beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by the Holder together with any affiliates) and of which shares of Preferred Stock is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder) and which shares of the Preferred Stock is convertible, in each case subject to such aggregate percentage limitations. To ensure

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compliance with this restriction, the Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Corporation shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 6(c) may be waived by the Holder, at the election of the Holder, upon not less than 61 days’ prior notice to the Corporation, and the provisions of this Section 6(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver); provided, that upon any such waiver, the beneficial ownership limitation shall be 9.99%, which may not be waived by the Holder.  Notwithstanding any of the foregoing, the foregoing provisions of this Section 6(c) shall not apply to any Holder who is an officer or director of the Corporation as of the Closing Date or as of the date of conversion. In addition, if the Holder is an officer or director of the Company as of the Original Issue Date, such Holder may not convert any of his shares of Preferred Stock into shares of Common Stock or receive any shares of Common Stock in connection with a Triggering Event unless and until the issuance of such shares is approved by the Company’s stockholders, to the extent required by the rules and regulations of the Nasdaq Stock Market.

d)            Limitation on Number of Shares Issuable.  Notwithstanding anything herein to the contrary, the Corporation shall not issue to any Holder any shares of Common Stock, including pursuant to any rights herein, including, without limitation, any conversion rights, to the extent such shares, when added to the number of shares of Common Stock issued upon conversion of any shares of Preferred Stock pursuant to Section 6(a) or upon exercise of any Warrants would exceed 1,381,900, or such greater number of shares of Common Stock permitted pursuant to the corporate governance rules of the Nasdaq Stock Market that is at the time the principal trading exchange or market for the Common Stock, based upon share volume, as confirmed in writing by counsel to the Corporation (the “Maximum Aggregate Share Amount”), unless the Corporation first obtains shareholder approval permitting such issuances in accordance with the Nasdaq Market Place Rule 4350 (“Shareholder Approval”).  Each Holder shall be entitled to a portion of the Maximum Aggregate Share Amount equal to the quotient obtained by dividing (x) such the number of shares of Preferred Stock initially purchased by such Holder by (y) the aggregate number of shares purchased by all Holders.  Such portions

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shall be adjusted upward ratably in the event all of the shares of Preferred Stock of any Holder are no longer outstanding.

e)             Mechanics of Conversion

i.              Delivery of Certificate Upon Conversion. Not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver or cause to be delivered to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends. After the Effective Date, the Corporation shall, upon request of the Holder, deliver any certificate or certificates representing Common Stock required to be delivered by the Corporation under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

ii.             Obligation Absolute; Partial Liquidated Damages.  The Corporation’s obligations to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares.  In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Preferred Stock shall have been sought and obtained and the Corporation posts a surety bond for the benefit of the Holder in the amount of 150% of the Stated Value of Preferred Stock outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall

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be payable to such Holder to the extent it obtains judgment.  In the absence of an injunction precluding the same, the Corporation shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(e)(i) within two Trading Days of the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day after three Trading Days and increasing to $200 per Trading Day six Trading Days after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

iii.            Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(e)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, under clause (A) of the immediately preceding sentence the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

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iv.            Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other Holders of the Preferred Stock), not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Corporation as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Preferred Stock.  The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

v.             Fractional Shares. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time.  If the Corporation elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

vi.            Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of this Preferred Stock shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.               Certain Adjustments.

a)             Stock Dividends and Stock Splits.  If the Corporation, at any time while this Preferred Stock is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to this Preferred Stock) or any distribution made in connection with any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, including any

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Liquidation under Section 5, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)            [RESERVED].

c)             Subsequent Rights Offerings.  If the Corporation, at any time while the Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock Outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock Outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP.  Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

d)            Pro Rata Distributions. If the Corporation, at any time while Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such

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distribution is made and shall become effective immediately after the record date mentioned above.

e)             Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person (other than a merger or consolidation that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), (B) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, in each case which does not otherwise constitute a Liquidation (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to provide the Holder with new preferred stock or other equity security consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)             Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding

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as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g)            Notice to Holders.

i.              Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.             Notice to Allow Conversion by Holder.  If (A) the Corporation shall declare a dividend (or any other distribution) on the Common Stock; (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock (other than repurchases of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares upon the happening of certain events, such as termination in an aggregate amount not to exceed $100,000); (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation; then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be mailed to the Holder at its last address as its shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day

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period commencing the date of such notice to the effective date of the event triggering such notice.

Section 8.               Forced Conversion

a)             Forced Conversion.  Notwithstanding anything herein to the contrary, if after the 12 month anniversary of the Original Issue Date and after the Effective Date the VWAP for each of any 20 consecutive Trading Days (“Threshold Period”), which 20 consecutive Trading Day period shall have commenced only after the Effective Date, exceeds 200% of the then effective Conversion Price, the Corporation may, within 1 Trading Day after any such Threshold Period, deliver a notice to all Holders (a “Forced Conversion Notice” and the date such notice is received by the Holders, the “Forced Conversion Notice Date”) to cause each Holder to immediately convert up to such Holder’s entire remaining number of shares of Preferred Stock.  The Corporation may only effect a Forced Conversion Notice if all of the Equity Conditions have been met during the Threshold Period through the Forced Conversion Notice Date.   Any Forced Conversion Notices shall be applied ratably to all of the Holders in proportion to each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro-rata allocation thereby decreasing the aggregate amount forcibly converted hereunder.  Immediately upon the Forced Conversion Notice Date, each outstanding share of Preferred Stock shall be converted automatically without any further action by the Holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Preferred Stock are delivered to the Corporation in accordance with the following sentence.  Upon the Forced Conversion Notice Date, the Holders of Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation in accordance with Section 6(a); provided that the Holders shall have no obligation to deliver a Notice of Conversion.  Thereupon, there shall be issued and delivered to each Holder within three (3) Trading Days and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible upon the Forced Conversion Notice Date.

Section 9.               Redemption Upon Triggering Events.

a)             “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.                  the failure of a Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 230th day after the Original Issue Date;

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ii.                 if, during the Effectiveness Period, the effectiveness of the Conversion Shares Registration Statement lapses for any reason for more than an aggregate of 90 calendar days (which need not be consecutive days) during any 12 month period, or the Holder shall not be permitted to resell Registrable Securities under the Conversion Shares Registration Statement for more than an aggregate of 90 calendar days (which need not be consecutive days) during any 12 month period;

iii.                the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the 10th Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

iv.                one of the Events (as defined in the Registration Rights Agreement) described in subsections (i), (ii) or (iii) of Section 2(b) of the Registration Rights Agreement shall not have been cured to the satisfaction of the Holders prior to the expiration of 60 days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of a Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 230th day after the Original Issue Date, which shall be covered by Section 9(a)(i));

v.                 the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In within 10 days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of an Event within five days of the date due;

vi.                the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

vii.               the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been remedied within 45 calendar days after the date on which written notice of such failure or breach shall have been given;

viii.              the Corporation shall redeem more than a de minimis number of Junior Securities other than as a result of the conversion into or exchange for Junior Securities or in connection with repurchases of shares of Common Stock

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from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares upon the happening of certain events, such as termination, in an aggregate amount not to exceed $100,000 per calendar year;

ix.                the Corporation shall be party to a Change of Control Transaction;

x.                 there shall have occurred a Bankruptcy Event;

xi.                the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than 10 Trading Days, which need not be consecutive Trading Days; or

xii.               any breach of the agreements delivered to the initial Holders at the Closing pursuant to Section 2.2(a)(vii) of the Purchase Agreement.

b)            Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (i) with respect to the Triggering Events set forth in Sections 9(a) (iii), (v), (vii), (ix) and (x)(as to voluntary filings only)), redeem all of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount; or, (ii) at the option of the Holder and with respect to the Triggering Events set forth in Sections 9(a)(i), (ii), (iv), (vi), (viii), (x)(as to involuntary filings only), (xi) and (xii), either (A) redeem all of the Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to a number of shares of Common Stock equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder, but in no event less than $0.87 (adjusted for any stock splits and like capital adjustments after the Original Issue Date) or (B) increase the dividend on all of the outstanding Preferred Stock held by such Holder to equal 18% per annum thereafter; provided, however, the aggregate number of shares issuable upon a Triggering Event, when added to all actual or potential Conversion Shares, shall not exceed the Maximum Aggregate Share Amount.  The Triggering Redemption Amount, if in cash or in shares, shall be due and payable or issuable, as the case may be, within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”).  If the Corporation fails to pay the Triggering Redemption Amount hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate of 18% per annum (or such lesser amount permitted by applicable law), accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full.  For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the

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Triggering Redemption Amount plus all accrued but unpaid dividends and all accrued but unpaid liquidated damages in cash.

Section 10.             Miscellaneous.

a)             Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Corporation, at 1101 E. Arapaho Road, Richardson, Texas 75081, facsimile number  972.301.3892, Attn: Corporate Secretary or such other address or facsimile number as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section.  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)            Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)             Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

d)            Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and

21

construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e)             Waiver.  Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation.  The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation.  Any waiver must be in writing.

f)             Severability.  If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

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g)            Next Trading Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Trading Day, such payment shall be made on the next succeeding Trading Day.

h)            Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

*********************

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 2nd day of December , 2005.

/s/ G. Ward Paxton	/s/ Michael Paxton
Name: G. Ward Paxton	Name: Michael Paxton
Title: President	Title: Secretary

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series 3 5% Convertible Preferred Stock indicated below, into shares of common stock, par value $0.01 per share (the “Common Stock”), of Intrusion Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

Name(s) in which shares of Common Stock will be registered (if different than the undersigned):

If the Holder wants the shares of Common Stock to be issued via DWAC, please provide: (a) Broker DTC: (b) Investor Account Number:

[HOLDER]

By:
Name:
Title:

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APPENDIX C

FORM OF WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES), SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: December 2, 2005	Warrant to Purchase

Shares

INTRUSION INC.

(Incorporated under the laws of the State of Delaware)

REPRESENTATIVE’S WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK
Warrant Price: $        per share, subject to adjustment as provided below.

THIS IS TO CERTIFY that, for value received,                               and his assigns (collectively, the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, up to                   shares of the common stock, par value $0.01 per share (“Common Stock”), of Intrusion, Inc., a Delaware corporation (the “Company”), and to receive certificate(s) for the Common Stock so purchased.

1.             Exercise Period and Vesting.  The exercise period is the period beginning on the date of this Warrant (the “Issuance Date”) and ending at 5:00 p.m., Dallas, Texas time, five years from the Issuance Date (the “Exercise Period”).  This Warrant is vested in full as of the Issuance Date and is immediately exercisable by Holder.  This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

2.             Exercise of Warrant; Cashless Exercise.  This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period.  Such exercise shall be accomplished by tender to the Company of the purchase price set forth above as the warrant price (the “Warrant Price”), either (a) in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, or (b) by surrendering such number of shares of Common Stock received upon exercise of this Warrant with a current market price equal to the Warrant Price (a “Cashless Exercise”), together with presentation and surrender to the Company of this Warrant with an executed subscription in substantially the form attached hereto as Exhibit A (the “Subscription”). Upon receipt of the foregoing, the Company will, or will cause its transfer agent to, deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below).  With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date this Warrant, a properly executed Subscription and payment of the Warrant Price is received by the Company (the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.  Fractional shares of Common Stock will not be issued upon the exercise of this Warrant.  In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date.  In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.

If the Holder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Holder a certificate or certificates representing the number of shares of Common Stock computed using the following formula:

X = Y (A-B)
                A

Where:

X	=	the number of shares of Common Stock to be issued to Holder;

Y	=	the portion of the Warrant (in number of shares of Common Stock) being exercised by Holder (at the date of such calculation);

A	=	the fair market value of one share of Common Stock on the Exercise Date (as calculated below); and

B	=	Warrant Price (as adjusted to the date of such calculation).

For purposes of the foregoing calculation, “fair market value of one share of Common Stock on the Exercise Date” shall mean:  (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange for day immediately prior to such Exercise Date; (ii) if sales prices for shares of Common Stock are reported by the Nasdaq National Market System or Nasdaq Small Cap Market (or a similar system then in use), the last reported sales price for the day immediately prior to such Exercise Date; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by Nasdaq (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported for the ten (10) trading days immediately prior to such

2

Exercise Date.  Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the period in question, then the current market price shall be determined as of the latest ten (10) day period prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the current market price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.  The Company acknowledges and agrees that this Warrant was issued on the Issuance Date.

3.             Transferability and Exchange.

(a)           This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel, or other evidence reasonably satisfactory to it, that such transfer is not in violation of the Securities Act, and any applicable state securities laws.  Subject to the satisfaction of the aforesaid condition, this Warrant and the underlying shares of Common Stock shall be transferable from time to time by the Holder upon written notice to the Company.  If this Warrant is transferred, in whole or in part, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer.  The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants.  Only a registered Holder may enforce the provisions of this Warrant against the Company.  A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

(b)           This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender.

4.             Adjustments to Warrant Price and Number of Shares Subject to Warrant.  The Warrant Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.  For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a)           In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock or other securities, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Warrant Price in effect at the time of the record date for such dividend or on

3

the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Warrant Price, that, if such Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)           Notwithstanding any provision herein to the contrary, no adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Warrant Price; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(c)           In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

(d)           If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (a “Transaction”), lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder had exercised this Warrant immediately before the effective date of the Transaction; provided, however, that if so required by the acquiror in connection with any Transaction, this Warrant shall be deemed exercised pursuant to a Cashless Exercise, or if the Warrant Price is greater than the consideration paid per share of Common Stock in such Transaction, shall be deemed cancelled, in each case immediately prior to the consummation of such Transaction.

5.             Registration Rights.  The Company hereby grants to Holder, with respect to the shares of Common Stock underlying this Warrant, registration rights identical to those that are granted to Purchasers in the Placement (as such terms are defined in that certain Placement Agency Agreement, dated as of November       , 2005, by and between the Company and Stonegate Securities, Inc.; it being specifically agreed and understood that the shares of Common Stock underlying this Warrant will be included in any registration statement filed by the Company which

4

includes shares of Common Stock, or shares of Common Stock underlying any securities, issued to Purchasers in the Placement); provided that the investors party thereto agree to include such shares in such registration pursuant to any agreement governing such registration rights and the Holder agrees to become a party to any such agreement.

6.             Reservation of Shares.  The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant.  The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

7.             Notices to Holder.  Upon any adjustment of the Warrant Price (or number of shares of Common Stock purchasable upon the exercise of this Warrant) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment.  Such notice shall include the Warrant Price (and/or the number of shares of Common Stock purchasable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based.  Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least 10 days prior to the earliest date therein specified.

8.             No Rights as a Stockholder.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth.

9.             Additional Covenants of the Company.  For so long as the Common Stock is listed for trading on any regional or national securities exchange or Nasdaq (National Market or Small Cap System), the Company shall, upon issuance of any shares for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing of such shares.  The Company shall also comply

5

with the reporting requirements of Sections 13 and 15(d) of the Exchange Act for so long as and to the extent that such requirements apply to the Company.

The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of capital stock receivable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

10.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

11.           Notices.  The Company agrees to maintain a ledger of the ownership of this Warrant (the “Ledger”).  Any notice hereunder shall be given by registered or certified mail if to the Company, at its principal executive office and, if to the Holder, to its address shown in the Ledger of the Company; provided, however, that the Holder may at any time on three (3) days written notice to the Company designate or substitute another address where notice is to be given.  Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

12.           Severability.  Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

13.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of choice of laws thereof.

14.           Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedy.

15.           Entire Agreement.  This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

INTRUSION INC.

By:
Title: Chairman, President & CEO

6

Exhibit A

SUBSCRIPTION FORM

(To be Executed by the Holder to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

The undersigned hereby irrevocably subscribes for                  shares (the “Stock”) of the Common Stock of Intrusion, Inc. (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Warrant (the “Warrant”), and hereby makes payment of $                 therefor by [tendering cash, wire transferring or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering                  shares of Common Stock received upon exercise of the Warrant, which shares have a current market price equal to such payment as required in Section 2 of the Warrant].  The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.  If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that because the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition.  I agree that each certificate representing the Stock delivered to me shall bear substantially the same as set forth on the front page of the Warrant.

I agree that each certificate representing the Stock delivered to me shall bear substantially the same legend as set forth on the front page of the Warrant.

I further agree that the Company may place stop orders on the certificates evidencing the Stock with the transfer agent, if any, to the same effect as the above legend.  The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company of an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:	Signed:

Address:

A-1

Exhibit B

ASSIGNMENT

(To be Executed by the Holder to Effect Transfer of the Attached Warrant)

For Value Received                                                               hereby sells, assigns and transfers to                                                the Warrant attached hereto and the rights represented thereby to purchase                    shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint                                               as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:	Signed:

Please print or typewrite	Please insert Social Security
name and address of	or other Tax Identification
assignee:	Number of Assignee:

B-1

Appendix D

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 2, 2005, among Intrusion Inc., a Delaware corporation (the “Company”), and the purchasers signatory hereto (each such purchaser is a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1. Definitions

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Blackout Period” shall have the meaning set forth in Section 3(j).

“Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, the 120th calendar day following the date; provided, however, in the event the Company is notified by the Commission that the above Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the date required above.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Filing Date” means, with respect to the Registration Statement required hereunder, the 35th calendar day following the date hereof.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

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“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of the date in question, (i) all of the shares of Common Stock issuable upon conversion in full of the shares of Preferred Stock, (ii) all Warrant Shares, (iii) all of the shares of the Common Stock issuable upon the exercise of that certain Representative’s Warrant for the Purchase of Shares of Common Stock dated December 2, 2005, issued by the Company to Stonegate Securities, Inc., and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing and any other securities issued in exchange of or replacement thereof; until the Registration Statement has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or until such share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such share shall not be a Registrable Security.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or

2

regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

2. Shelf Registration

(a)  On or prior to each Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of 100% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).  The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day.  The Company shall immediately notify the Holders via facsimile of the effectiveness of the Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of the Registration Statement.  The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a Form 424(b)(5) with the Commission.  Failure to so notify the Holder within one Trading Day of such notification shall be deemed an Event under Section 2(b).

(b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by the Effectiveness Date, or (v) after the

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Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than an aggregate of 30 calendar days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such ten Trading Day period is exceeded, or for purposes of clause (v) the date on which such 30 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to (x) 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder upon the occurrence of such Event Date and for the initial 30 day period following such Event Date and (y) 2% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder for subsequent 30 day periods following such Event Date.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, no liquidated damages or other penalty pursuant to this Section 2(b) shall be payable by the Company (i) to any Holder who is an officer or director of the Company at the time such payment is due; or (ii) with respect to the Registrable Securities described in clause (iii) of the definition thereof.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies

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of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) as well as such other information regarding such Holder or its Registrable Securities as may be required for the Company to respond to any comments from the Commission to the Registration Statement or any amendment thereto not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period (other than in connection with a Blackout Period) and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial

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statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development or other non-public information with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d)           Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f)            Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities.  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

(g)           Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it

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is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)           If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, make an Issuer Filing (as defined in such Rule) with the NASDR, Inc. Corporate Financing Department pursuant to NASDR Rule 2710(b)(10)(A)(i) and respond within five Trading Days to any comments received from NASDR in connection therewith, and pay the filing fee required in connection therewith.

(i)            If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(j)            Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period (each a “Blackout Period”).

(k)           Comply with all applicable rules and regulations of the Commission.

(l)            The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

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4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary

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to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such

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Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding (which, if the Company is the Indemnifying Party, shall be deemed to include Company Counsel); or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such

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Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a)       Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)       No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities.  The Company shall not file any other registration statements (other than registration statements on Form S-4 or S-8) until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

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(c)       Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)       Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(e)       Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(f)        Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company the Holders of at least 75% of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

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(h)       Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)        No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except for the Company’s obligations under that certain Registration Rights Agreement dated as of March 25, 2004, by and among the Company and the persons listed on Exhibit A thereto, and that certain Registration Rights Agreement dated as of March 28, 2005, by and among the Company and the purchasers signatory thereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j)        Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k)       Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

(l)        Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)       Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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(o)       Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(p)       Assignment of Registration Rights. The rights of the Holders hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of such Holder of all or a portion of the shares of Registrable Securities if:  (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company. The rights to assignment shall apply to each Holder and to its subsequent successors and assigns.

********************

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INTRUSION INC.

By:	/s/ G. Ward Paxton
Name: G. Ward Paxton
Title: President

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

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[HOLDER’S SIGNATURE PAGE TO INTZ RRA]

Name of Holder:
Signature of Authorized Signatory of Holder:
Name of Authorized Signatory:
Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

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ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock (“Common Stock”) of Intrusion Inc., a Delaware corporation (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares:

•      ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•      block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•      purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•      an exchange distribution in accordance with the rules of the applicable exchange;

•      privately negotiated transactions;

•      settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•      broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•      a combination of any such methods of sale;

•      through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•      any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage

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commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume.  The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.  Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares.  There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or

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qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for a period of two business days prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

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Annex B

INTRUSION INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.01 per share (the “Common Stock”), of Intrusion Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December 2, 2005 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.             Name.

(a)           Full Legal Name of Selling Securityholder

(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.  Beneficial Ownership of Registrable Securities:

(a)           Type and Number of Registrable Securities beneficially owned:

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4.  Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes   ☐      No   ☐

(b)           If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes   ☐      No   ☐

Note:      If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes   ☐      No   ☐

(d)           If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐      No   ☐

Note:      If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)           Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

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6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Patton Boggs LLP

2001 Ross Avenue, Suite 3000

Dallas, TX 75201

Fax: 214.758.1550

Attn: Akash D. Sethi, Esq.

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PROXY

INTRUSION INC.

1101 East Arapaho Road

Richardson, Texas 75081

Annual Meeting of Stockholders – June 13, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) of Intrusion Inc., a Delaware corporation (the “Company”), hereby appoints G. Ward Paxton and Michael L. Paxton, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Radisson Hotel, Dallas North at Richardson, 1981 North  Central Expressway, Richardson, Texas 75080, at 10:00 A.M., Local Time, on Tuesday, June 13, 2006, and at any adjournment thereof.

(Continued on reverse side)

This Proxy, when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 and 4.

1. Election of Directors

Nominees:  G. Ward Paxton, T. Joe Head, J. Fred Bucy, Jr., James F. Gero and Donald M. Johnston

INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

FOR all nominees	WITHHOLD AUTHORITY
(except as marked to the contrary)	to vote for all nominees

2.              To approve the issuance of a number of shares of the Company’s common stock sufficient to fully provide for the conversion or redemption of the Company’s Series 3 - 5% Convertible Preferred Stock and the exercise of warrants to purchase the Company’s common stock the Company sold in a private placement on December 2, 2005;

FOR	AGAINST	ABSTAIN

3.              To approve the issuance of shares of the Company’s common stock upon the conversion or redemption of shares of the Company’s Series 3 - 5% Convertible Preferred Stock and warrants purchased by G. Ward Paxton, the Company’s Chairman, President and Chief Executive Officer, and James F. Gero, one of the Company’s directors, in the private placement;

FOR	AGAINST	ABSTAIN

4.              Ratification of the appointment of KBA Group LLP as independent auditors of the Company for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

In their discretion, such attorneys-in-fact and proxies are authorized to vote upon such other business as properly may come before the meeting.

I will                        will not                   be attending the meeting

YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY. ALL JOINT OWNERS MUST SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, CORPORATE OFFICERS, OR IN OTHER REPRESENTATIVE CAPACITIES SHOULD SO INDICATE.

Date:	, 2006

Signature

Signature